UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01241

Eaton Vance Growth Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

August 31

Date of Fiscal Year End

August 31, 2022

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance
Worldwide Health Sciences Fund
Annual Report
August 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2022
Eaton Vance
Worldwide Health Sciences Fund

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting September 1, 2021, was dominated by the ongoing effects of one black swan event — the COVID-19 pandemic — and new fallout from another — Russia’s unprovoked invasion of Ukraine.
In the opening months of the period, stock investors as well as consumers appeared to be taking a “glass is half full” approach. Despite the appearance of a new and more contagious COVID-19 variant, the highest inflation readings in nearly four decades, and the U.S. Federal Reserve’s (the Fed’s) announcement that it would begin tapering its bond purchases that had supported economic growth, major U.S. equity indexes repeatedly closed at new all-time highs during the final quarter of 2021.
In both the U.S. and Europe, consumers rushed to spend money saved during the early months of the pandemic. Mastercard, Inc. reported its highest retail sales on record during the 2021 holiday season. But as the new year began, investors appeared to re-evaluate the twin threats of inflation and interest rate hikes, and stock performance began to turn negative around the globe. In February, Russia’s invasion of Ukraine sent shock waves through markets worldwide, exacerbating inflationary pressures on energy and food costs.
As policymakers’ perceptions of inflation worsened from “transitory” to “persistent,” central banks around the world — including the Bank of England and the European Central Bank — initiated their first interest rate hikes in years. In Europe, looming energy shortages caused by Russia’s invasion of Ukraine pushed inflation rates higher and stock prices lower during the period.
In the U.S., the Fed admitted it may have been late in initiating rate hikes to quell inflation. Investors began to expect that the central bank would raise interest rates at every policy meeting in 2022 — and worried that aggressive rate hikes could tip the U.S. economy into recession. At its third and fourth meetings of 2022, the Fed hiked rates 0.75% each time — its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks — which had been star performers early in the pandemic — suffering some of the worst declines.
Meanwhile in the world’s second-largest economy, China’s zero-Covid policy and problems within its real estate sector severely restricted economic output. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the worst-performing major indexes, declining 25.10% during the period.
Major equity indexes elsewhere also declined in value. For the period as a whole, the MSCI ACWI Index, a broad measure of global equities, returned -15.88%; the S&P 500® Index, a broad measure of U.S. stocks, lost 11.23%; and the technology-laden Nasdaq Composite Index fell 21.99%. The MSCI EAFE Index of developed-market international equities returned -19.80%, while the MSCI Emerging Markets Index returned -21.80% during the period.
While it still posted a negative return, the health care sector overall outperformed the broader equity market, in part because investors rotated toward sectors regarded as less cyclical and potentially less risky during the period. Within the sector, the health care services industry was the only industry to deliver a positive return during the period, as many medical insurance firms saw an increase in subscribers from strong job growth. In line with the general investor trend toward risk reduction, the pharmaceuticals industry outperformed the overall sector. In contrast, the health care equipment and life sciences tools & services industries underperformed significantly as rising interest rates had a greater impact on the higher valuation stocks in these industries during the period.
Fund Performance
For the 12-month period ended August 31, 2022, Eaton Vance Worldwide Health Sciences Fund (the Fund) returned -11.32% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the MSCI World Health Care Index (the Index), which returned -11.02%.
On an industry basis, the main detractors from Fund performance versus the Index during the period were stock selections and an underweight position in health care services, an overweight position in health care technology, and stock selections in health care supplies.
Within health care services, the Fund’s out-of-Index position in Accolade, Inc. (Accolade) detracted from performance versus the Index. Accolade provides health insurance concierge services for employers to help employees navigate the health care system. While its stock price had risen significantly early in the pandemic, it fell sharply during the period after competitors lowered their prices and Accolade lost a key early customer, calling into question the viability of its product. By period-end, the Fund sold its position in Accolade.
Within health care supplies, the Fund’s overweight positions in robotic surgical systems maker Intuitive Surgical, Inc. (Intuitive Surgical) and diversified medical technology firm Teleflex, Inc. detracted from relative returns during the period. Both firms saw their share prices decline amid staffing shortages in health care, a slow recovery in elective surgeries after a steep decline early in the pandemic, and a market rotation away from high-valuation stocks. While Intuitive Surgical reported strong earnings growth early in the period, investors were disappointed by its future earnings outlook, which drove its share price lower during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Management’s Discussion of Fund Performance† — continued

Elsewhere in the Fund, an out-of-Index position in PolyPeptide Group AG (PolyPeptide) detracted from relative performance as well. The Swiss-
headquartered contract developer of peptide-based drugs suffered a significant share price decline amid negative sentiment about its industry — life sciences tools & services — which was one of the worst-performing industry groups in health care in the first half of 2022. By period-end, the Fund sold its position in PolyPeptide.
In contrast, stock selections in the biotechnology industry, along with stock selections and an overweight position in the pharmaceuticals industry, contributed to Fund performance versus the Index. Within biotechnology, an underweight exposure to COVID-19 vaccine maker Moderna, Inc. (Moderna) helped relative returns as the firm’s stock — a strong performer early in the pandemic — plunged in value as new vaccinations slowed and investors rotated away from high-valuation stocks. By period-end, the Fund sold its position in Moderna.
Also in biotechnology, the Fund’s overweight position in AbbVie, Inc. rose in value as investors became more confident the firm was well positioned to grow sales of new products to compensate for the loss of exclusivity for its best-selling drug, Humira.
Elsewhere in the Fund, an overweight position in UnitedHealth Group, Inc. contributed to relative performance. Its stock price rose after the health care provider announced strong earnings growth early in the period due to membership growth in its Medicare Advantage and commercial lines of business.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Performance

Portfolio Manager(s) Jason Kritzer, CFA, of Eaton Vance Management and Samantha Pandolfi, CFA, of Eaton Vance Advisers International Ltd.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	07/26/1985	07/26/1985	(11.32)%	9.17%	12.02%
Class A with 5.25% Maximum Sales Charge	—	—	(16.00)	8.01	11.42
Class C at NAV	01/05/1998	07/26/1985	(11.91)	8.35	11.34
Class C with 1% Maximum Deferred Sales Charge	—	—	(12.73)	8.35	11.34
Class I at NAV	10/01/2009	07/26/1985	(11.07)	9.44	12.30
Class R at NAV	09/08/2003	07/26/1985	(11.46)	8.92	11.75

MSCI World Health Care Index	—	—	(11.02)%	8.85%	11.58%
S&P 500® Index	—	—	(11.23)	11.82	13.07
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R
Gross	1.17%	1.92%	0.92%	1.42%
Net	1.16	1.91	0.91	1.41
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2012	$29,292	N.A.
Class I, at minimum investment	$1,000,000	08/31/2012	$3,192,937	N.A.
Class R	$10,000	08/31/2012	$30,393	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Country Allocation (% of net assets)
Top 10 Holdings (% of net assets)[1]
UnitedHealth Group, Inc.	8.4%
Johnson & Johnson	7.4
AbbVie, Inc.	5.7
Roche Holding AG PC	5.1
Eli Lilly & Co.	5.1
Thermo Fisher Scientific, Inc.	4.8
AstraZeneca PLC	4.4
Danaher Corp.	4.4
Novo Nordisk A/S, Class B	4.4
Bristol-Myers Squibb Co.	3.7
Total	53.4%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI World Health Care Index is an unmanaged index of health care sector equities within the MSCI World Index. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 12/31/22. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq's third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.

6

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2022 to August 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (3/1/22)	Ending Account Value (8/31/22)	Expenses Paid During Period* (3/1/22 – 8/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 931.20	$5.74**	1.18%
Class C	$1,000.00	$ 928.00	$9.38**	1.93%
Class I	$1,000.00	$ 932.70	$4.53**	0.93%
Class R	$1,000.00	$ 930.50	$6.96**	1.43%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.26	$6.01**	1.18%
Class C	$1,000.00	$1,015.48	$9.80**	1.93%
Class I	$1,000.00	$1,020.52	$4.74**	0.93%
Class R	$1,000.00	$1,018.00	$7.27**	1.43%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2022.
**	Absent an allocation of certain expenses to affiliates, expenses would be higher.
7

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Portfolio of Investments

Common Stocks — 96.4%
Security	Shares	Value
Biotechnology — 11.9%
AbbVie, Inc.	426,290	$ 57,318,953
Abcam PLC(1)	371,519	5,482,058
argenx SE ADR(1)	22,042	8,329,011
Blueprint Medicines Corp.(1)	51,234	3,751,353
CSL, Ltd.	101,354	20,272,584
Neurocrine Biosciences, Inc.(1)	210,577	22,032,672
Travere Therapeutics, Inc.(1)	121,514	3,251,715
		$ 120,438,346
Containers & Packaging — 0.4%
AptarGroup, Inc.	44,675	$ 4,593,037
		$ 4,593,037
Health Care Equipment — 13.2%
Abbott Laboratories	82,997	$ 8,519,642
Boston Scientific Corp.(1)	480,847	19,382,943
Edwards Lifesciences Corp.(1)	137,573	12,395,327
Envista Holdings Corp.(1)	206,075	7,643,322
Fisher & Paykel Healthcare Corp., Ltd.	306,830	3,673,272
Inari Medical, Inc.(1)	151,170	10,483,640
Intuitive Surgical, Inc.(1)	139,006	28,599,094
Straumann Holding AG	84,956	9,309,711
Tandem Diabetes Care, Inc.(1)	113,739	5,202,422
Teleflex, Inc.	57,793	13,076,244
Zimmer Biomet Holdings, Inc.	146,300	15,554,616
		$ 133,840,233
Health Care Services — 1.7%
Agiliti, Inc.(1)	702,673	$ 11,284,928
R1 RCM, Inc.(1)	275,354	6,016,485
		$ 17,301,413
Health Care Supplies — 3.0%
Alcon, Inc.	223,253	$ 14,699,635
Asahi Intecc Co., Ltd.	255,800	4,550,064
Cooper Cos., Inc. (The)	29,764	8,555,364
Neogen Corp.(1)	118,202	2,470,422
		$ 30,275,485
Health Care Technology — 1.5%
JMDC, Inc.	173,100	$ 8,223,729
Security	Shares	Value
Health Care Technology (continued)
M3, Inc.	226,300	$ 7,248,808
		$ 15,472,537
Life Sciences Tools & Services — 12.3%
Danaher Corp.	164,944	$ 44,520,035
Lonza Group AG	25,000	13,332,993
Thermo Fisher Scientific, Inc.	89,567	48,842,676
Waters Corp.(1)	58,647	17,511,994
		$ 124,207,698
Managed Health Care — 10.5%
Centene Corp.(1)	240,819	$ 21,611,097
UnitedHealth Group, Inc.	162,634	84,460,715
		$ 106,071,812
Pharmaceuticals — 41.9%
AstraZeneca PLC	362,647	$ 44,856,655
Bristol-Myers Squibb Co.	550,361	37,099,835
Dechra Pharmaceuticals PLC	138,439	5,598,878
Eli Lilly & Co.	170,655	51,406,406
Johnson & Johnson	462,038	74,545,211
Merck & Co., Inc.	201,902	17,234,355
Novartis AG	114,812	9,286,915
Novo Nordisk A/S, Class B	413,177	44,174,323
Pfizer, Inc.	359,209	16,247,023
Roche Holding AG PC	159,632	51,440,032
Royalty Pharma PLC, Class A	320,270	13,390,489
Sanofi	393,466	32,165,769
Zoetis, Inc.	167,945	26,288,431
		$ 423,734,322
Total Common Stocks (identified cost $656,076,050)		$ 975,934,883

Convertible Preferred Stocks — 0.1%
Security	Shares	Value
Biotechnology — 0.1%
Caris Life Sciences, Inc., Series D(1)(2)(3)	370,370	$ 774,073
Total Convertible Preferred Stocks (identified cost $3,000,000)		$ 774,073

8
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Portfolio of Investments — continued

Exchange-Traded Funds — 3.1%
Security	Shares	Value
Equity Funds — 3.1%
iShares Global Healthcare ETF	194,624	$ 15,260,468
SPDR S&P Biotech ETF	194,177	16,252,615
Total Exchange-Traded Funds (identified cost $29,707,755)		$ 31,513,083

Short-Term Investments — 0.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.11%(4)	1,945,086	$ 1,945,086
Total Short-Term Investments (identified cost $1,945,086)		$ 1,945,086
Total Investments — 99.8% (identified cost $690,728,891)		$1,010,167,125
Other Assets, Less Liabilities — 0.2%		$ 2,100,751
Net Assets — 100.0%		$1,012,267,876
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).
(3)	Restricted security (see Note 8).
(4)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of August 31, 2022.
Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	73.8%	$747,449,637
United Kingdom	5.5	55,937,591
Switzerland	4.6	46,629,254
Denmark	4.4	44,174,323
France	3.2	32,165,769
Australia	2.0	20,272,584
Japan	2.0	20,022,601
Netherlands	0.8	8,329,011
New Zealand	0.4	3,673,272
Exchange-Traded Funds	3.1	31,513,083
Total Investments	99.8%	$1,010,167,125
Abbreviations:
ADR	– American Depositary Receipt
PC	– Participation Certificate

9
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Statement of Assets and Liabilities

August 31, 2022
Assets
Unaffiliated investments, at value (identified cost $688,783,805)	$ 1,008,222,039
Affiliated investment, at value (identified cost $1,945,086)	1,945,086
Dividends receivable	1,312,859
Dividends receivable from affiliated investment	3,668
Receivable for Fund shares sold	145,357
Tax reclaims receivable	2,331,956
Receivable from affiliates	10,338
Total assets	$1,013,971,303
Liabilities
Payable for Fund shares redeemed	$ 350,076
Payable to affiliates:
Investment adviser fee	589,220
Administration fee	136,641
Distribution and service fees	221,307
Accrued expenses	406,183
Total liabilities	$ 1,703,427
Net Assets	$1,012,267,876
Sources of Net Assets
Paid-in capital	$ 670,310,368
Distributable earnings	341,957,508
Net Assets	$1,012,267,876
Class A Shares
Net Assets	$ 703,964,761
Shares Outstanding	56,520,946
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 12.45
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 13.14
Class C Shares
Net Assets	$ 39,614,581
Shares Outstanding	3,137,091
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 12.63
Class I Shares
Net Assets	$ 209,646,361
Shares Outstanding	16,273,193
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 12.88
Class R Shares
Net Assets	$ 59,042,173
Shares Outstanding	4,368,245
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 13.52
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
10
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Statement of Operations

Year Ended
August 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $688,807)	$ 15,900,806
Dividend income from affiliated investments	8,014
Total investment income	$ 15,908,820
Expenses
Investment adviser fee	$ 7,532,689
Administration fee	1,678,289
Distribution and service fees:
Class A	1,976,650
Class C	486,189
Class R	333,190
Trustees’ fees and expenses	68,833
Custodian fee	284,534
Transfer and dividend disbursing agent fees	948,856
Legal and accounting services	81,678
Printing and postage	79,438
Registration fees	75,680
Miscellaneous	46,899
Total expenses	$ 13,592,925
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 144,487
Total expense reductions	$ 144,487
Net expenses	$ 13,448,438
Net investment income	$ 2,460,382
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 40,598,492
Investment transactions - affiliated investment	642
Foreign currency transactions	(27,461)
Net realized gain	$ 40,571,673
Change in unrealized appreciation (depreciation):
Investments	$ (173,679,908)
Foreign currency	(219,868)
Net change in unrealized appreciation (depreciation)	$(173,899,776)
Net realized and unrealized loss	$(133,328,103)
Net decrease in net assets from operations	$(130,867,721)
11
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Statements of Changes in Net Assets

	Year Ended August 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 2,460,382	$ 3,173,201
Net realized gain	40,571,673	96,984,237
Net change in unrealized appreciation (depreciation)	(173,899,776)	126,846,043
Net increase (decrease) in net assets from operations	$ (130,867,721)	$ 227,003,481
Distributions to shareholders:
Class A	$ (66,291,888)	$ (53,425,016)
Class C	(3,766,261)	(3,333,250)
Class I	(17,276,987)	(13,675,899)
Class R	(4,963,619)	(3,772,416)
Total distributions to shareholders	$ (92,298,755)	$ (74,206,581)
Transactions in shares of beneficial interest:
Class A	$ 8,909,806	$ (16,785,232)
Class C	(6,911,777)	(13,840,974)
Class I	30,332,956	1,128,566
Class R	1,486,840	737,557
Net increase (decrease) in net assets from Fund share transactions	$ 33,817,825	$ (28,760,083)
Net increase (decrease) in net assets	$ (189,348,651)	$ 124,036,817
Net Assets
At beginning of year	$ 1,201,616,527	$ 1,077,579,710
At end of year	$1,012,267,876	$1,201,616,527
12
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Financial Highlights

	Class A
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 15.260	$ 13.380	$ 11.610	$ 11.700	$ 10.710
Income (Loss) From Operations
Net investment income(1)	$ 0.030	$ 0.040	$ 0.061	$ 0.069	$ 0.033
Net realized and unrealized gain (loss)	(1.634)	2.795	2.377	0.413	1.248
Total income (loss) from operations	$ (1.604)	$ 2.835	$ 2.438	$ 0.482	$ 1.281
Less Distributions
From net investment income	$ (0.035)	$ (0.066)	$ (0.072)	$ (0.035)	$ —
From net realized gain	(1.171)	(0.889)	(0.596)	(0.537)	(0.291)
Total distributions	$ (1.206)	$ (0.955)	$ (0.668)	$ (0.572)	$ (0.291)
Net asset value — End of year	$ 12.450	$ 15.260	$ 13.380	$ 11.610	$ 11.700
Total Return(2)(3)	(11.32)%	22.58%	21.74%	4.35%	12.31%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$703,965	$853,051	$761,814	$698,865	$654,296
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	1.20% (5)	1.16%	1.22%	1.09%	1.06%
Net investment income	0.22%	0.30%	0.50%	0.61%	0.31%
Portfolio Turnover of the Portfolio(6)	—	—	—	32%	37%
Portfolio Turnover of the Fund	27%	32%	38%	3% (7)	—
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser, sub-adviser(s) and administrator reimbursed certain operating expenses (equal to 0.01%, 0.01%, 0.04%, 0.07% and 0.06% of average daily net assets for the years ended August 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund 's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended August 31, 2022).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(7)	For the period from August 12, 2019 through August 31, 2019 when the Fund was making investments directly in securities.
References to Portfolio herein are to Worldwide Health Sciences Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on August 9, 2019 and which had the same investment objective and policies as the Fund during such period.
13
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Financial Highlights — continued

	Class C
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 15.440	$ 13.500	$ 11.690	$ 11.770	$ 10.850
Income (Loss) From Operations
Net investment loss(1)	$ (0.076)	$ (0.065)	$ (0.032)	$ (0.040)	$ (0.048)
Net realized and unrealized gain (loss)	(1.648)	2.836	2.384	0.437	1.259
Total income (loss) from operations	$ (1.724)	$ 2.771	$ 2.352	$ 0.397	$ 1.211
Less Distributions
From net realized gain	$ (1.086)	$ (0.831)	$ (0.542)	$ (0.477)	$ (0.291)
Total distributions	$ (1.086)	$ (0.831)	$ (0.542)	$ (0.477)	$ (0.291)
Net asset value — End of year	$12.630	$15.440	$13.500	$11.690	$ 11.770
Total Return(2)(3)	(11.91)%	21.68%	20.70%	3.54%	11.49%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 39,615	$ 56,172	$ 62,657	$ 63,886	$177,727
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	1.95% (5)	1.91%	1.97%	1.84%	1.81%
Net investment loss	(0.54)%	(0.47)%	(0.26)%	(0.35)%	(0.45)%
Portfolio Turnover of the Portfolio(6)	—	—	—	32%	37%
Portfolio Turnover of the Fund	27%	32%	38%	3% (7)	—
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser, sub-adviser(s) and administrator reimbursed certain operating expenses (equal to 0.01%, 0.01%, 0.04%, 0.07% and 0.06% of average daily net assets for the years ended August 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund 's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended August 31, 2022).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(7)	For the period from August 12, 2019 through August 31, 2019 when the Fund was making investments directly in securities.
References to Portfolio herein are to Worldwide Health Sciences Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on August 9, 2019 and which had the same investment objective and policies as the Fund during such period.
14
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Financial Highlights — continued

	Class I
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 15.740	$ 13.770	$ 11.930	$ 12.010	$ 10.960
Income (Loss) From Operations
Net investment income(1)	$ 0.068	$ 0.077	$ 0.094	$ 0.098	$ 0.061
Net realized and unrealized gain (loss)	(1.686)	2.881	2.443	0.424	1.280
Total income (loss) from operations	$ (1.618)	$ 2.958	$ 2.537	$ 0.522	$ 1.341
Less Distributions
From net investment income	$ (0.071)	$ (0.099)	$ (0.101)	$ (0.065)	$ —
From net realized gain	(1.171)	(0.889)	(0.596)	(0.537)	(0.291)
Total distributions	$ (1.242)	$ (0.988)	$ (0.697)	$ (0.602)	$ (0.291)
Net asset value — End of year	$ 12.880	$ 15.740	$ 13.770	$ 11.930	$ 12.010
Total Return(2)(3)	(11.07)%	22.89%	22.04%	4.60%	12.59%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$209,646	$221,892	$192,629	$169,013	$173,054
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	0.95% (5)	0.91%	0.97%	0.84%	0.81%
Net investment income	0.47%	0.55%	0.75%	0.84%	0.56%
Portfolio Turnover of the Portfolio(6)	—	—	—	32%	37%
Portfolio Turnover of the Fund	27%	32%	38%	3% (7)	—
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser, sub-adviser(s) and administrator reimbursed certain operating expenses (equal to 0.01%, 0.01%, 0.04%, 0.07% and 0.06% of average daily net assets for the years ended August 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund 's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended August 31, 2022).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(7)	For the period from August 12, 2019 through August 31, 2019 when the Fund was making investments directly in securities.
References to Portfolio herein are to Worldwide Health Sciences Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on August 9, 2019 and which had the same investment objective and policies as the Fund during such period.
15
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Financial Highlights — continued

	Class R
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 16.450	$ 14.350	$ 12.400	$ 12.460	$ 11.410
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.004)	$ 0.008	$ 0.033	$ 0.042	$ 0.008
Net realized and unrealized gain (loss)	(1.761)	3.008	2.547	0.440	1.333
Total income (loss) from operations	$ (1.765)	$ 3.016	$ 2.580	$ 0.482	$ 1.341
Less Distributions
From net investment income	$ —	$ (0.027)	$ (0.034)	$ (0.005)	$ —
From net realized gain	(1.165)	(0.889)	(0.596)	(0.537)	(0.291)
Total distributions	$ (1.165)	$ (0.916)	$ (0.630)	$ (0.542)	$ (0.291)
Net asset value — End of year	$13.520	$16.450	$14.350	$12.400	$12.460
Total Return(2)(3)	(11.46)%	22.24%	21.46%	4.07%	12.08%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 59,042	$ 70,502	$ 60,480	$ 57,674	$ 60,883
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	1.45% (5)	1.41%	1.47%	1.34%	1.31%
Net investment income (loss)	(0.02)%	0.05%	0.25%	0.35%	0.07%
Portfolio Turnover of the Portfolio(6)	—	—	—	32%	37%
Portfolio Turnover of the Fund	27%	32%	38%	3% (7)	—
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser, sub-adviser(s) and administrator reimbursed certain operating expenses (equal to 0.01%, 0.01%, 0.04%, 0.07% and 0.06% of average daily net assets for the years ended August 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund 's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended August 31, 2022).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(7)	For the period from August 12, 2019 through August 31, 2019 when the Fund was making investments directly in securities.
References to Portfolio herein are to Worldwide Health Sciences Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on August 9, 2019 and which had the same investment objective and policies as the Fund during such period.
16
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities (common stocks and exchange-traded funds) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
17

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Notes to Financial Statements — continued

As of August 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended August 31, 2022 and August 31, 2021 was as follows:
	Year Ended August 31,
	2022	2021
Ordinary income	$20,383,320	$10,860,155
Long-term capital gains	$71,915,435	$63,346,426
During the year ended August 31, 2022, distributable earnings was decreased by $2,796,384 and paid-in capital was increased by $2,796,384 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
18

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Notes to Financial Statements — continued

As of August 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 2,484,098
Undistributed long-term capital gains	30,656,234
Net unrealized appreciation	308,817,176
Distributable earnings	$341,957,508
The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 701,224,056
Gross unrealized appreciation	$ 331,327,635
Gross unrealized depreciation	(22,384,566)
Net unrealized appreciation	$ 308,943,069
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.675%
$500 million but less than $1 billion	0.590%
$1 billion but less than $1.5 billion	0.520%
$1.5 billion but less than $2 billion	0.490%
$2 billion but less than $2.5 billion	0.470%
$2.5 billion and over	0.450%
In addition, EVM’s fee is subject to an upward or downward performance adjustment of up to 0.15% (annually) of the average daily net assets of the Fund depending on whether, and to what extent, the investment performance of the Fund differs by at least one percentage point from the record of the MSCI World Health Care Index over a 36-month performance period. For the year ended August 31, 2022, the investment adviser fee, including an upward performance adjustment of $589,836, amounted to $7,532,689 or 0.67% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended August 31, 2022, the investment adviser fee paid was reduced by $745 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2022, the administration fee amounted to $1,678,289.
EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses and any performance-based adjustment to an asset-based investment
19

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Notes to Financial Statements — continued

advisory fee) exceed 1.15%, 1.90%, 0.90% and 1.40% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after December 31, 2022. Pursuant to this agreement, EVM and EVAIL were allocated $143,742 in total of the Fund’s operating expenses for the year ended August 31, 2022.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2022, EVM earned $170,230 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $32,421 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2022. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended August 31, 2022 in the amount of $2,743. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2022 amounted to $1,976,650 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2022, the Fund paid or accrued to EVD $364,642 for Class C shares.
The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended August 31, 2022, the Fund paid or accrued to EVD $166,595 for Class R shares.
Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2022 amounted to $121,547 and $166,595 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2022, the Fund was informed that EVD received approximately $300 and $4,000 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $306,396,165 and $362,636,354, respectively, for the year ended August 31, 2022.
20

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:
	Year Ended August 31, 2022		Year Ended August 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	1,678,434	$ 23,214,124	1,640,981	$ 21,927,586
Issued to shareholders electing to receive payments of distributions in Fund shares	4,271,900	59,208,531	3,737,791	47,731,596
Redemptions	(5,908,980)	(81,448,753)	(7,164,403)	(96,475,782)
Converted from Class C shares	580,389	7,935,904	743,573	10,031,368
Net increase (decrease)	621,743	$ 8,909,806	(1,042,058)	$(16,785,232)
Class C
Sales	294,080	$ 4,126,857	349,289	$ 4,752,650
Issued to shareholders electing to receive payments of distributions in Fund shares	261,484	3,694,767	250,176	3,252,290
Redemptions	(484,165)	(6,797,497)	(866,480)	(11,814,546)
Converted to Class A shares	(571,469)	(7,935,904)	(735,613)	(10,031,368)
Net decrease	(500,070)	$ (6,911,777)	(1,002,628)	$(13,840,974)
Class I
Sales	3,356,941	$ 47,200,529	2,122,499	$ 29,559,582
Issued to shareholders electing to receive payments of distributions in Fund shares	993,064	14,210,739	840,206	11,048,703
Redemptions	(2,171,883)	(31,078,312)	(2,854,920)	(39,479,719)
Net increase	2,178,122	$ 30,332,956	107,785	$ 1,128,566
Class R
Sales	617,456	$ 9,420,764	574,171	$ 8,342,378
Issued to shareholders electing to receive payments of distributions in Fund shares	328,900	4,956,530	272,796	3,764,588
Redemptions	(862,826)	(12,890,454)	(777,383)	(11,369,409)
Net increase	83,530	$ 1,486,840	69,584	$ 737,557
21

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Notes to Financial Statements — continued

8  Restricted Securities
At August 31, 2022, the Fund owned the following security (representing 0.1% of net assets) which was restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has limited registration rights with respect to this security. The value of restricted securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.
Description	Date(s) of Acquisition	Shares	Cost	Value
Convertible Preferred Stocks
Caris Life Sciences, Inc., Series D	5/12/21, 9/23/21	370,370	$ 3,000,000	$ 774,073
Total Restricted Securities			$3,000,000	$774,073
9  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2022.
10  Investments in Affiliated Funds
At August 31, 2022, the value of the Fund's investment in affiliated funds was $1,945,086, which represents 0.2% of the Fund's net assets. Transactions in affiliated funds by the Fund for the year ended August 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$6,140,576	$75,231,266	$(81,372,484)	$ 642	$ —	$ —	$ 760	—
Liquidity Fund	—	40,608,970	(38,663,884)	—	—	1,945,086	7,254	1,945,086
Total				$ 642	$ —	$1,945,086	$8,014
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
22

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Notes to Financial Statements — continued

At August 31, 2022, the hierarchy of inputs used in valuing the Fund's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Common Stocks:
Biotechnology	$ 94,683,704	$ 25,754,642	$ —	$ 120,438,346
Containers & Packaging	4,593,037	—	—	4,593,037
Health Care Equipment	120,857,250	12,982,983	—	133,840,233
Health Care Services	17,301,413	—	—	17,301,413
Health Care Supplies	11,025,786	19,249,699	—	30,275,485
Health Care Technology	—	15,472,537	—	15,472,537
Life Sciences Tools & Services	110,874,705	13,332,993	—	124,207,698
Managed Health Care	106,071,812	—	—	106,071,812
Pharmaceuticals	236,211,750	187,522,572	—	423,734,322
Total Common Stocks	$701,619,457	$274,315,426**	$ —	$ 975,934,883
Convertible Preferred Stocks	$ —	$ —	$ 774,073	$ 774,073
Exchange-Traded Funds	31,513,083	—	—	31,513,083
Short-Term Investments	1,945,086	—	—	1,945,086
Total Investments	$735,077,626	$274,315,426	$774,073	$1,010,167,125
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended August 31, 2022 is not presented.
12  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Concentration of Risk
As the Fund invests a significant portion of its assets in pharmaceutical, biotechnology, life sciences, and health care equipment and services companies, it may be affected by developments that adversely affect such companies. These developments include product obsolescence, the failure of a company to develop new products and the expiration of patent rights. The value of the Fund’s interests can also be impacted by regulatory activities that affect health sciences companies. The Fund has historically held approximately 60 stocks or less at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
23

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Worldwide Health Sciences Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Worldwide Health Sciences Fund (the "Fund") (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 19, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
24

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended August 31, 2022, the Fund designates approximately $16,263,242, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2022 ordinary income dividends, 45.90% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2022, $39,332,290 or, if subsequently determined to be different, the net capital gain of such year.
25

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period.  The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees.  Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022.  Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser.  Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.  Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.
26

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Worldwide Health Sciences Fund (the “Fund”) and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement between the Adviser and Eaton Vance Advisers International Ltd. (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.
27

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser. With respect to the Sub-adviser, the Board considered the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement. In particular, the Board considered the abilities and experience of the Adviser’s and the Sub-adviser’s investment professionals in investing in equity securities, particularly in managing health sciences portfolios and in the health care sector more broadly. The Board also considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund of having portfolio management services involving investments in international equities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary benchmark index and lower than its secondary benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.
28

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
29

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future.  Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
30

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 137 funds (with the exception of Mr. Bowser who oversees 111 funds and Ms. Wiser who oversees 136 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc.
(investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
31

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
32

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
33

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
34

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
35

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
36

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Eaton Vance Advisers International Ltd.
125 Old Broad Street
London, EC2N 1AR
United Kingdom
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

426    8.31.22

Eaton Vance
Greater China Growth Fund
Annual Report
August 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2022
Eaton Vance
Greater China Growth Fund

Eaton Vance
Greater China Growth Fund
August 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The Greater China markets posted losses during the 12-month period ended August 31, 2022, with the MSCI Golden Dragon Index (the Index) returning -25.10% in U.S. dollar (USD) terms on a total return basis. The China markets witnessed the longest downturn in two decades, battered by multiple headwinds both domestically and externally. These challenges included a slowing economy, tightening monetary policies by global central banks to tame inflation, escalating geopolitical tensions, and China’s COVID-19 resurgence and sporadic lockdowns.
Market valuations declined on heightened macroeconomic uncertainties and falling appetites for investment risk, while corporate earnings growth weakened amid a global economic slowdown during the period. Economic conditions in China further deteriorated as the country was beset by recurring COVID-19 flare-ups and a severe contraction in the real estate sector. In particular, an outbreak in March 2022 and the ensuing lockdowns in major cities and industrial hubs — most notably Shanghai and the peripheral areas — resulted in severe disruptions to national economic activities for as long as two months.
As China stuck to its “dynamic zero-COVID” strategy in the face of the highly transmissible Omicron variant, stringent mobility controls and sporadic lockdowns across the country suppressed consumption and service sector activities during the period. Meanwhile, the property sector — a key pillar of the Chinese economy — also struggled. Tight credit policies aimed at curbing the housing bubble sent many developers into financial distress, leading to credit defaults and stalled housing construction. Home buyers resorted to a “mortgage boycott” due to delayed home delivery, and home sales slumped on falling home prices and soured buyer sentiment.
The government unwound many of its previous monetary tightening measures in a bid to keep its economy afloat. China’s central bank cut interest rates and reserve requirement ratios, allowing policy banks — a special type of bank that performs state-directed financial duties — to boost lending for infrastructure investment. Local governments also relaxed home-purchase restrictions in an effort to revive property markets. However, the growth stimulus effect was limited as lingering COVID-19 restrictions hindered the nascent economic recovery. At its July meeting, China’s Politburo — the Communist Party’s top policymakers — stopped mentioning the earlier projected 5.5% gross domestic product (GDP) growth target for 2022 — contrary to past practice and reflecting the daunting economic challenges facing the country.
In contrast, the Taiwan market was a relative outperformer, but also registered a double-digit decline during the period as the global technology industry entered a downcycle. Semiconductor and hardware companies led the retreat amid weaker consumer electronics demand, slowing capital expenditures, and rising inventory. Based on weaker exports and consumption, the Taiwan government cut its 2022 GDP growth forecast to 3.76% year-over-year from 3.91%, and also revised up its Consumer Price Index inflation rate to 2.92%, its highest level in 14 years.
Fund Performance
For the 12-month period ended August 31, 2022, Eaton Vance Greater China Growth Fund (the Fund) returned -26.08% for Class A shares at net asset value (NAV), underperforming its benchmark, the Index, which returned -25.10%.
The Fund’s overweight exposure to China Merchants Bank Co., Ltd., a leading retail bank in China, detracted from performance relative to the Index during the period. The bank’s share price was hit by an unexpected disciplinary investigation of its former president in early 2022, as well as concerns about the weak economy and real estate sector. The bank has since undergone a management transition with a new president.
An overweight exposure to Tencent Holdings, Ltd. detracted from Fund returns relative to the Index during the period. The technology and entertainment company’s stock was hit by a slowdown in its gaming business, lower advertising revenue, and a share sell-off by two major shareholders — Prosus NV and Naspers, Ltd.
Stock selections and an overweight exposure to the health care sector detracted from relative Fund returns as the sector declined on slowing growth, COVID-19 disruptions, and government legislation. In particular, the Fund’s position in Hygeia Healthcare Holdings Co., Ltd (Hygeia), a private-run oncology health care provider in China, was one of the main detractors from returns relative to the Index during the period due to proposed tighter regulations on private hospitals. The Fund bought and sold its stock position in Hygeia during the period.
In contrast, stock selections in the consumer discretionary and consumer staples sectors contributed most to Fund returns relative to the Index during the period. An underweight exposure to Alibaba Group Holding, Ltd. was among the top contributors to relative returns. Its stock fell 43% during the period on slowing online retail sales, rising competition, and lingering government regulations.
Meanwhile, the Fund’s overweight exposure to Pinduoduo, Inc. contributed to returns as the e-commerce company gained market share and improved profitability with rising economies of scale during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Greater China Growth Fund
August 31, 2022
Management’s Discussion of Fund Performance† — continued

The Fund’s overweight exposure to select consumer staples companies — Nongfu Spring Co., Ltd., China Resources Beer Holdings Co., Ltd., and Inner Mongolia Yili Industrial Group Co., Ltd. (Yili) — also contributed to relative Fund returns despite broad challenges during the period. By period-end, the Fund sold its stock position in Yili.
The Fund’s overweight exposure to AIA Group, Ltd. contributed to returns. While its businesses were disrupted by a COVID-19 resurgence across the region, its strong Asia franchise offered both diversified business exposure and strong growth potential following the region’s economic reopening during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Greater China Growth Fund
August 31, 2022
Performance

Portfolio Manager(s) Amay Hattangadi, CFA and Leon Sun, CFA each of Morgan Stanley Investment Management Company (MSIM Company)
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/28/1992	10/28/1992	(26.08)%	1.68%	6.52%
Class A with 5.25% Maximum Sales Charge	—	—	(29.96)	0.59	5.95
Class C at NAV	12/28/1993	10/28/1992	(26.60)	0.97	5.93
Class C with 1% Maximum Deferred Sales Charge	—	—	(27.30)	0.97	5.93
Class I at NAV	10/01/2009	10/28/1992	(25.89)	1.98	6.83

MSCI Golden Dragon Index	—	—	(25.10)%	0.88%	6.23%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	1.43%	2.18%	1.18%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2012	$17,790	N.A.
Class I, at minimum investment	$1,000,000	08/31/2012	$1,936,367	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Greater China Growth Fund
August 31, 2022
Fund Profile

Regional Allocation (% of net assets)
Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Taiwan Semiconductor Manufacturing Co., Ltd.	14.5%
AIA Group, Ltd.	14.0
Tencent Holdings, Ltd.	12.8
Meituan, Class B	4.5
Pinduoduo, Inc. ADR	4.4
WuXi Biologics Cayman, Inc.	3.5
China Mengniu Dairy Co., Ltd.	2.9
ANTA Sports Products, Ltd.	2.6
China Merchants Bank Co., Ltd., Class H	2.5
China Resources Beer Holdings Co., Ltd.	2.4
Total	64.1%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Eaton Vance
Greater China Growth Fund
August 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
6

Eaton Vance
Greater China Growth Fund
August 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2022 to August 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (3/1/22)	Ending Account Value (8/31/22)	Expenses Paid During Period* (3/1/22 – 8/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 842.50	$6.97**	1.50%
Class C	$1,000.00	$ 839.60	$10.43**	2.25%
Class I	$1,000.00	$ 843.60	$5.81**	1.25%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.64	$7.63**	1.50%
Class C	$1,000.00	$1,013.86	$11.42**	2.25%
Class I	$1,000.00	$1,018.90	$6.36**	1.25%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2022.
**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.
7

Eaton Vance
Greater China Growth Fund
August 31, 2022
Portfolio of Investments

Common Stocks — 94.9%
Security	Shares	Value
China — 58.0%
Automobiles — 0.4%
BYD Co., Ltd., Class H	7,500	$ 231,115
		$ 231,115
Banks — 2.5%
China Merchants Bank Co., Ltd., Class H	307,500	$ 1,572,589
		$ 1,572,589
Beverages — 3.2%
Kweichow Moutai Co., Ltd., Class A	3,800	$ 1,058,415
Nongfu Spring Co., Ltd., Class H(1)	156,800	932,309
		$ 1,990,724
Electrical Equipment — 1.5%
NARI Technology Co., Ltd., Class A	239,184	$ 947,448
		$ 947,448
Entertainment — 0.8%
Mango Excellent Media Co., Ltd., Class A	120,500	$ 482,890
		$ 482,890
Food Products — 2.1%
Anjoy Foods Group Co., Ltd., Class A	58,300	$ 1,307,802
		$ 1,307,802
Health Care Equipment & Supplies — 1.7%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	24,400	$ 1,052,257
		$ 1,052,257
Household Durables — 3.3%
Gree Electric Appliances, Inc., Class A	273,446	$ 1,261,702
Midea Group Co., Ltd., Class A	110,600	848,560
		$ 2,110,262
Interactive Media & Services — 12.8%
Tencent Holdings, Ltd.	195,500	$ 8,080,161
		$ 8,080,161
Security	Shares	Value
Internet & Direct Marketing Retail — 10.3%
Alibaba Group Holding, Ltd.(2)	76,400	$ 911,493
Meituan, Class B(1)(2)	118,000	2,834,031
Pinduoduo, Inc. ADR(2)	38,758	2,763,445
		$ 6,508,969
Life Sciences Tools & Services — 3.5%
WuXi Biologics Cayman, Inc.(1)(2)	253,500	$ 2,236,402
		$ 2,236,402
Machinery — 1.9%
Jiangsu Hengrui Medicine Co., Ltd., Class A	107,800	$ 762,651
Yijiahe Technology Co., Ltd., Class A	66,100	453,353
		$ 1,216,004
Real Estate Management & Development — 2.2%
KE Holdings, Inc. ADR(2)	76,719	$ 1,384,011
		$ 1,384,011
Semiconductors & Semiconductor Equipment — 1.6%
LONGi Green Energy Technology Co., Ltd., Class A	136,920	$ 1,009,438
		$ 1,009,438
Specialty Retail — 3.8%
China Tourism Group Duty Free Corp., Ltd.(1)(2)	63,100	$ 1,463,197
Pop Mart International Group, Ltd.(1)	368,800	953,090
		$ 2,416,287
Textiles, Apparel & Luxury Goods — 6.4%
ANTA Sports Products, Ltd.	134,800	$ 1,623,320
Li Ning Co., Ltd.	140,000	1,275,163
Shenzhou International Group Holdings, Ltd.	107,100	1,119,335
		$ 4,017,818
Total China (identified cost $37,039,166)		$36,564,177
Hong Kong — 22.4%
Beverages — 2.4%
China Resources Beer Holdings Co., Ltd.	218,000	$ 1,519,682
		$ 1,519,682
Food Products — 2.9%
China Mengniu Dairy Co., Ltd.	400,000	$ 1,811,311
		$ 1,811,311

8
See Notes to Financial Statements.

Eaton Vance
Greater China Growth Fund
August 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Hotels, Restaurants & Leisure — 3.1%
Galaxy Entertainment Group, Ltd.	196,000	$ 1,095,578
Sands China, Ltd.(2)	397,200	888,177
		$ 1,983,755
Insurance — 14.0%
AIA Group, Ltd.	917,200	$ 8,824,598
		$ 8,824,598
Total Hong Kong (identified cost $7,179,060)		$14,139,346
Taiwan — 14.5%
Semiconductors & Semiconductor Equipment — 14.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	557,839	$ 9,131,702
Total Taiwan (identified cost $3,981,581)		$ 9,131,702
Total Common Stocks (identified cost $48,199,807)		$59,835,225

Equity-Linked Securities — 1.2%(3)
Security	Shares	Value
China — 1.2%
Leader Harmonious Drive Systems Co., Ltd., 10/12/22(4)	37,367	$ 779,000
Total Equity-Linked Securities (identified cost $546,275)		$ 779,000

Short-Term Investments — 4.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.11%(5)	2,624,187	$ 2,624,187
Total Short-Term Investments (identified cost $2,624,187)		$ 2,624,187
Total Investments — 100.3% (identified cost $51,370,269)		$63,238,412
Other Assets, Less Liabilities — (0.3)%		$ (203,114)
Net Assets — 100.0%		$63,035,298

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At August 31, 2022, the aggregate value of these securities is $8,419,029 or 13.4% of the Fund's net assets.
(2)	Non-income producing security.
(3)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (UBS AG) in addition to the market risk of the underlying security.
(4)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At August 31, 2022, the aggregate value of these securities is $779,000 or 1.2% of the Fund's net assets.
(5)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of August 31, 2022.
Abbreviations:
ADR	– American Depositary Receipt

9
See Notes to Financial Statements.

Eaton Vance
Greater China Growth Fund
August 31, 2022
Statement of Assets and Liabilities

August 31, 2022
Assets
Unaffiliated investments, at value (identified cost $48,746,082)	$ 60,614,225
Affiliated investment, at value (identified cost $2,624,187)	2,624,187
Dividends receivable	7,557
Dividends receivable from affiliated investment	4,690
Receivable for Fund shares sold	2,514
Receivable from affiliate	8,823
Total assets	$63,261,996
Liabilities
Payable for Fund shares redeemed	$ 42,738
Payable to affiliates:
Investment adviser fee	39,770
Administration fee	8,024
Distribution and service fees	12,120
Accrued expenses	124,046
Total liabilities	$ 226,698
Net Assets	$63,035,298
Sources of Net Assets
Paid-in capital	$ 48,056,230
Distributable earnings	14,979,068
Net Assets	$63,035,298
Class A Shares
Net Assets	$ 53,596,966
Shares Outstanding	2,838,297
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 18.88
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 19.93
Class C Shares
Net Assets	$ 955,265
Shares Outstanding	55,165
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 17.32
Class I Shares
Net Assets	$ 8,483,067
Shares Outstanding	442,929
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 19.15
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
10
See Notes to Financial Statements.

Eaton Vance
Greater China Growth Fund
August 31, 2022
Statement of Operations

Year Ended
August 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $97,499)	$ 1,342,939
Dividend income from affiliated investments	13,717
Total investment income	$ 1,356,656
Expenses
Investment adviser fee	$ 642,446
Administration fee	124,020
Distribution and service fees:
Class A	171,241
Class C	11,820
Trustees’ fees and expenses	5,227
Custodian fee	52,194
Transfer and dividend disbursing agent fees	123,084
Legal and accounting services	82,976
Printing and postage	16,458
Registration fees	47,501
Miscellaneous	16,658
Total expenses	$ 1,293,625
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 57,734
Total expense reductions	$ 57,734
Net expenses	$ 1,235,891
Net investment income	$ 120,765
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 7,599,617
Investment transactions - affiliated investment	221
Foreign currency transactions	(23,801)
Net realized gain	$ 7,576,037
Change in unrealized appreciation (depreciation):
Investments	$ (32,546,725)
Foreign currency	(23,150)
Net change in unrealized appreciation (depreciation)	$(32,569,875)
Net realized and unrealized loss	$(24,993,838)
Net decrease in net assets from operations	$(24,873,073)
11
See Notes to Financial Statements.

Eaton Vance
Greater China Growth Fund
August 31, 2022
Statements of Changes in Net Assets

	Year Ended August 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 120,765	$ 10,813
Net realized gain	7,576,037	3,349,462
Net change in unrealized appreciation (depreciation)	(32,569,875)	5,294,424
Net increase (decrease) in net assets from operations	$ (24,873,073)	$ 8,654,699
Distributions to shareholders:
Class A	$ (3,954,941)	$ (8,497,659)
Class C	(76,647)	(160,991)
Class I	(1,004,963)	(1,872,237)
Total distributions to shareholders	$ (5,036,551)	$ (10,530,887)
Transactions in shares of beneficial interest:
Class A	$ (6,417,887)	$ 346,393
Class C	(48,736)	(827,559)
Class I	(10,879,411)	7,644,623
Net increase (decrease) in net assets from Fund share transactions	$ (17,346,034)	$ 7,163,457
Net increase (decrease) in net assets	$ (47,255,658)	$ 5,287,269
Net Assets
At beginning of year	$110,290,956	$ 105,003,687
At end of year	$ 63,035,298	$110,290,956
12
See Notes to Financial Statements.

Eaton Vance
Greater China Growth Fund
August 31, 2022
Financial Highlights

	Class A
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 26.870	$ 27.280	$ 23.200	$ 24.560	$ 25.480
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.029	$ (0.015)	$ 0.086	$ 0.094	$ 0.094
Net realized and unrealized gain (loss)	(6.705)	2.383	4.785	0.604	1.861
Total income (loss) from operations	$ (6.676)	$ 2.368	$ 4.871	$ 0.698	$ 1.955
Less Distributions
From net investment income	$ —	$ (0.072)	$ (0.074)	$ (0.153)	$ (0.165)
From net realized gain	(1.314)	(2.706)	(0.717)	(1.905)	(2.710)
Total distributions	$ (1.314)	$ (2.778)	$ (0.791)	$ (2.058)	$ (2.875)
Net asset value — End of year	$18.880	$26.870	$27.280	$23.200	$24.560
Total Return(2)	(26.08)% (3)	8.48%	21.44%	3.65%	7.69%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 53,597	$ 84,359	$ 85,096	$ 78,942	$ 72,953
Ratios (as a percentage of average daily net assets):
Expenses	1.53% (3)(4)	1.73%	1.80%	1.83%	1.82%
Net investment income (loss)	0.13%	(0.05)%	0.36%	0.41%	0.36%
Portfolio Turnover	78%	10%	9%	17%	12%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The administrator reimbursed certain operating expenses (equal to 0.07% of average daily net assets for the year ended August 31, 2022). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended August 31, 2022).
13
See Notes to Financial Statements.

Eaton Vance
Greater China Growth Fund
August 31, 2022
Financial Highlights — continued

	Class C
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 24.930	$ 25.350	$ 21.690	$ 23.090	$ 24.120
Income (Loss) From Operations
Net investment loss(1)	$ (0.126)	$ (0.206)	$ (0.106)	$ (0.170)	$ (0.090)
Net realized and unrealized gain (loss)	(6.170)	2.227	4.483	0.675	1.770
Total income (loss) from operations	$ (6.296)	$ 2.021	$ 4.377	$ 0.505	$ 1.680
Less Distributions
From net realized gain	$ (1.314)	$ (2.441)	$ (0.717)	$ (1.905)	$ (2.710)
Total distributions	$ (1.314)	$ (2.441)	$ (0.717)	$ (1.905)	$ (2.710)
Net asset value — End of year	$17.320	$24.930	$25.350	$21.690	$23.090
Total Return(2)	(26.60)% (3)	7.74%	20.59%	2.94%	6.93%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 955	$ 1,460	$ 2,261	$ 3,736	$ 12,163
Ratios (as a percentage of average daily net assets):
Expenses	2.28% (3)(4)	2.43%	2.50%	2.53%	2.52%
Net investment loss	(0.61)%	(0.77)%	(0.47)%	(0.80)%	(0.37)%
Portfolio Turnover	78%	10%	9%	17%	12%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The administrator reimbursed certain operating expenses (equal to 0.07% of average daily net assets for the year ended August 31, 2022). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended August 31, 2022).
14
See Notes to Financial Statements.

Eaton Vance
Greater China Growth Fund
August 31, 2022
Financial Highlights — continued

	Class I
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 27.170	$ 27.550	$ 23.420	$ 24.790	$ 25.680
Income (Loss) From Operations
Net investment income(1)	$ 0.067	$ 0.094	$ 0.109	$ 0.302	$ 0.168
Net realized and unrealized gain (loss)	(6.773)	2.383	4.883	0.466	1.889
Total income (loss) from operations	$ (6.706)	$ 2.477	$ 4.992	$ 0.768	$ 2.057
Less Distributions
From net investment income	$ —	$ (0.151)	$ (0.145)	$ (0.233)	$ (0.237)
From net realized gain	(1.314)	(2.706)	(0.717)	(1.905)	(2.710)
Total distributions	$ (1.314)	$ (2.857)	$ (0.862)	$ (2.138)	$ (2.947)
Net asset value — End of year	$19.150	$27.170	$27.550	$23.420	$24.790
Total Return(2)	(25.89)% (3)	8.81%	21.81%	3.94%	8.06%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 8,483	$ 24,472	$ 17,646	$ 21,552	$ 9,875
Ratios (as a percentage of average daily net assets):
Expenses	1.28% (3)(4)	1.43%	1.50%	1.53%	1.52%
Net investment income	0.29%	0.32%	0.45%	1.29%	0.64%
Portfolio Turnover	78%	10%	9%	17%	12%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The administrator reimbursed certain operating expenses (equal to 0.07% of average daily net assets for the year ended August 31, 2022). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended August 31, 2022).
15
See Notes to Financial Statements.

Eaton Vance
Greater China Growth Fund
August 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices. Equity-linked securities are generally valued based on the value of the underlying equity security or instrument.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries’ tax rules and rates.
D  Federal Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of August 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
16

Eaton Vance
Greater China Growth Fund
August 31, 2022
Notes to Financial Statements — continued

F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Equity-Linked Securities—Equity-linked securities are primarily used as an alternative means to more efficiently and effectively access the securities markets of emerging market countries and may also be known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity-linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the current value of the underlying security, less transactional costs. Aside from market risk of the underlying security, there is the risk that the issuer of an equity-linked security may default on its obligation under the security. In addition, the Fund may be unable to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. Income received on equity-linked securities is recorded as dividend income.
H  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
I  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended August 31, 2022 and August 31, 2021 was as follows:
	Year Ended August 31,
	2022	2021
Ordinary income	$ 49,718	$1,686,934
Long-term capital gains	$4,986,833	$8,843,953
During the year ended August 31, 2022, distributable earnings was decreased by $416,390 and paid-in capital was increased by $416,390 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
17

Eaton Vance
Greater China Growth Fund
August 31, 2022
Notes to Financial Statements — continued

As of August 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed long-term capital gains	$ 3,413,865
Late year ordinary losses	(281,171)
Net unrealized appreciation	11,846,374
Distributable earnings	$14,979,068
At  August 31, 2022, the Fund had a late year ordinary loss of $281,171 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.
The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 51,370,269
Gross unrealized appreciation	$ 19,967,140
Gross unrealized depreciation	(8,098,997)
Net unrealized appreciation	$ 11,868,143
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement between the Fund and BMR, and an amendment to the agreement that took effect on October 1, 2021, the investment adviser fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate (Prior to October 1, 2021)	Annual Fee Rate (Effective October 1, 2021)
Up to $500 million	1.000%	0.750%
$500 million but less than $1 billion	0.910%	0.700%
$1 billion but less than $1.5 billion	0.830%	0.675%
$1.5 billion but less than $2 billion	0.750%	0.675%
$2 billion but less than $3 billion	0.660%	0.660%
$3 billion and over	0.580%	0.580%
For the year ended August 31, 2022, the investment adviser fee amounted to $642,446 or 0.78% of the Fund's average daily net assets. Pursuant to an investment sub-advisory agreement effective October 1, 2021, BMR has delegated the investment management of the Fund to Morgan Stanley Investment Management Company (MSIM Company), a wholly-owned subsidiary of Morgan Stanley. BMR pays MSIM Company a portion of its investment adviser fee for sub-advisory services provided to the Fund. Prior to October 1, 2021, BMR delegated the investment management of the Fund to BMO Global Asset Management (Asia) Limited pursuant to an investment sub-advisory agreement and paid it a portion of its investment adviser fee for sub-advisory services provided to the Fund. Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended August 31, 2022, the investment adviser fee paid was reduced by $1,361 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
18

Eaton Vance
Greater China Growth Fund
August 31, 2022
Notes to Financial Statements — continued

The administration fee is earned by EVM, an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley, for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2022, the administration fee amounted to $124,020.
Effective October 1, 2021, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after December 31, 2022. Pursuant to this agreement, EVM was allocated $56,373 of the Fund’s operating expenses for the year ended August 31, 2022.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2022, EVM earned $34,459 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $3,587 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2022. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum (0.30% per annum prior to October 1, 2021 when the distribution and service fee rate was reduced) of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2022 amounted to $171,241, representing 0.26% of the average daily net assets attributable to Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2022, the Fund paid or accrued to EVD $8,865 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2022 amounted to $2,955 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2022, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than equity-linked securities and short-term obligations, aggregated $61,971,989 and $81,481,153, respectively, for the year ended August 31, 2022. Purchases and sales of equity-linked securities aggregated $929,450 and $562,141, respectively, for the year ended August 31, 2022.
19

Eaton Vance
Greater China Growth Fund
August 31, 2022
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:
	Year Ended August 31, 2022		Year Ended August 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	74,292	$ 1,606,614	109,913	$ 3,181,391
Issued to shareholders electing to receive payments of distributions in Fund shares	137,723	3,474,746	271,889	7,449,769
Redemptions	(518,154)	(11,618,258)	(386,517)	(11,016,250)
Converted from Class C shares	4,750	119,011	24,781	731,483
Net increase (decrease)	(301,389)	$ (6,417,887)	20,066	$ 346,393
Class C
Sales	4,110	$ 87,160	6,240	$ 172,348
Issued to shareholders electing to receive payments of distributions in Fund shares	3,295	76,647	6,301	160,991
Redemptions	(5,681)	(93,532)	(16,496)	(429,415)
Converted to Class A shares	(5,135)	(119,011)	(26,673)	(731,483)
Net decrease	(3,411)	$ (48,736)	(30,628)	$ (827,559)
Class I
Sales	291,196	$ 7,348,935	417,497	$ 12,257,559
Issued to shareholders electing to receive payments of distributions in Fund shares	38,837	992,290	66,465	1,837,752
Redemptions	(787,896)	(19,220,636)	(223,753)	(6,450,688)
Net increase (decrease)	(457,863)	$(10,879,411)	260,209	$ 7,644,623
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2022.
20

Eaton Vance
Greater China Growth Fund
August 31, 2022
Notes to Financial Statements — continued

9  Investments in Affiliated Funds
At August 31, 2022, the value of the Fund's investment in affiliated funds was $2,624,187, which represents 4.2% of the Fund's net assets. Transactions in affiliated funds by the Fund for the year ended August 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$ —	$41,945,004	$(41,945,225)	$ 221	$ —	$ —	$ 1,646	—
Liquidity Fund	—	11,283,795	(8,659,608)	—	—	2,624,187	12,071	2,624,187
Total				$ 221	$ —	$2,624,187	$13,717
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At August 31, 2022, the hierarchy of inputs used in valuing the Fund's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ —	$ 8,563,051	$ —	$ 8,563,051
Consumer Discretionary	4,226,642	13,041,564	—	17,268,206
Consumer Staples	—	6,629,519	—	6,629,519
Financials	—	10,397,187	—	10,397,187
Health Care	—	3,288,659	—	3,288,659
Industrials	—	2,163,452	—	2,163,452
Information Technology	—	10,141,140	—	10,141,140
Real Estate	1,384,011	—	—	1,384,011
Total Common Stocks	$5,610,653	$54,224,572*	$ —	$59,835,225
Equity-Linked Securities	$ —	$ 779,000	$ —	$ 779,000
Short-Term Investments	2,624,187	—	—	2,624,187
Total Investments	$8,234,840	$55,003,572	$ —	$63,238,412
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
21

Eaton Vance
Greater China Growth Fund
August 31, 2022
Notes to Financial Statements — continued

11  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
The securities markets in the China region, which includes Hong Kong, China and Taiwan, are impacted by the economies of countries in the region, which differ from the U.S. economy in various ways, such as structure, general development, government involvement, wealth distribution, interest rates, rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the China region are affected by developments in the economies and governmental actions of their principal trading partners, such as the imposition of trading restrictions and tariffs. China’s governmental actions and the actions of other governments can also have a significant effect on the economic conditions in the China region or a particular issuer or industry, which could adversely affect the value and liquidity of investments. A government may restrict investment in companies or industries considered important to national interests, intervene in the financial markets, maintain strict currency controls, or impose repatriation restrictions. Although larger and/or more established than many emerging markets, markets in the China region carry the high levels of risk associated with emerging markets.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
22

Eaton Vance
Greater China Growth Fund
August 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Greater China Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 19, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
23

Eaton Vance
Greater China Growth Fund
August 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the foreign tax credit and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended August 31, 2022, the Fund designates approximately $380,400, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended August 31, 2022, the Fund paid foreign taxes of $97,277 and recognized foreign source income of $1,440,395.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2022, $6,658,632 or, if subsequently determined to be different, the net capital gain of such year.
24

Eaton Vance
Greater China Growth Fund
August 31, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1  for each of the Eaton Vance Funds for an additional one-year period.  The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees.  Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022.  Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser.  Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.
25

Eaton Vance
Greater China Growth Fund
August 31, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives.  The Trustees also received information regarding risk management techniques employed in connection with the management of the funds.  The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters.  In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees.  The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor.  The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement.  In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Greater China Growth Fund (the “Fund”) and Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement.  Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.  Morgan Stanley Investment Management
26

Eaton Vance
Greater China Growth Fund
August 31, 2022
Board of Trustees’ Contract Approval — continued

Company (“MSIM Company”), an affiliate of the Adviser and a wholly-owned subsidiary of Morgan Stanley (the “Sub-adviser”), began serving as the sub-adviser to the Fund on October 1, 2021.  Accordingly, the investment sub-advisory agreement with the Sub-adviser was in its initial two-year term, and the Board was not required to approve the agreement at its meeting on June 8, 2022.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund.  In this regard, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser.  The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals.  In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services.  The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof.  The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.  The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services.  The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a customized peer group of similarly managed funds.  The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.  In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s custom peer group and lower than the median performance of the Fund’s peer group for the three-year period.  The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period.  The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”).  As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.  The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group.  The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.
27

Eaton Vance
Greater China Growth Fund
August 31, 2022
Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase.  The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds.  The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases.  Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser.  The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
28

Eaton Vance
Greater China Growth Fund
August 31, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future.  Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
29

Eaton Vance
Greater China Growth Fund
August 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 137 funds (with the exception of Mr. Bowser who oversees 111 funds and Ms. Wiser who oversees 136 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc.
(investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an assetmanagement firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
30

Eaton Vance
Greater China Growth Fund
August 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
31

Eaton Vance
Greater China Growth Fund
August 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
32

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
33

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
34

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
35

This Page Intentionally Left Blank

Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Morgan Stanley Investment Management Company
23 Church Street, 16-01 Capital Square
Singapore 049481
Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

406    8.31.22

Eaton Vance
Richard Bernstein All Asset Strategy Fund
Annual Report
August 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2022
Eaton Vance
Richard Bernstein All Asset Strategy Fund

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting September 1, 2021, was dominated by the ongoing effects of one black swan event — the COVID-19 pandemic — and new fallout from another — Russia’s unprovoked invasion of Ukraine.
In the opening months of the period, stock investors as well as consumers appeared to be taking a “glass is half full” approach. Despite the appearance of a new and more contagious COVID-19 variant, the highest inflation readings in nearly four decades, and the U.S. Federal Reserve’s (the Fed’s) announcement that it would begin tapering its bond purchases that had supported economic growth, major U.S. equity indexes repeatedly closed at new all-time highs during the final quarter of 2021.
In both the U.S. and Europe, consumers rushed to spend money saved during the early months of the pandemic. Mastercard, Inc. reported its highest retail sales on record during the 2021 holiday season. But as the new year began, investors appeared to re-evaluate the twin threats of inflation and interest rate hikes, and stock performance began to turn negative around the globe. In February, Russia’s invasion of Ukraine sent shock waves through markets worldwide, exacerbating inflationary pressures on energy and food costs.
As policymakers’ perceptions of inflation worsened from “transitory” to “persistent,” central banks around the world — including the Bank of England and the European Central Bank — initiated their first interest rate hikes in years. In Europe, looming energy shortages caused by Russia’s invasion of Ukraine pushed inflation rates higher and stock prices lower during the period.
In the U.S., the Fed admitted it may have been late in initiating rate hikes to quell inflation. Investors began to expect that the central bank would raise interest rates at every policy meeting in 2022 — and worried that aggressive rate hikes could tip the U.S. economy into recession. At its third and fourth meetings of 2022, the Fed hiked rates 0.75% each time — its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks — which had been star performers early in the pandemic — suffering some of the worst declines.
Meanwhile in the world’s second-largest economy, China’s zero-Covid policy and problems within its real estate sector severely restricted economic output. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the worst-performing major indexes, declining 25.10% during the period.
Major equity indexes elsewhere also declined in value. For the period as a whole, the MSCI ACWI Index, a broad measure of global equities, returned -15.88%; the S&P 500® Index, a broad measure of U.S. stocks, lost 11.23%; and the technology-laden Nasdaq Composite Index fell 21.99%. The MSCI EAFE Index of developed-market international equities returned -19.80%, while the MSCI Emerging Markets Index returned -21.80% during the period.
The negative performance of equities during the period was echoed in fixed-income markets as well. As central banks raised interest rates, the same pressures that weighed on stocks — rising rates and inflation — led bond prices to decline virtually worldwide.
For the period as a whole, the Bloomberg U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned -11.52%; while the Bloomberg U.S. Treasury Index returned -10.80%; and the Bloomberg Municipal Bond Index fell 8.63%. Reflecting a weakening outlook for corporate profits, the Bloomberg U.S. Corporate Bond Index declined 14.91%; and the Bloomberg U.S. Corporate High Yield Bond Index lost 10.60% during the period.
Fund Performance
For the 12-month period ended August 31, 2022, Eaton Vance Richard Bernstein All Asset Strategy Fund (the Fund) returned -12.29% for Class A shares at net asset value (NAV), outperforming its blended benchmark consisting of 60% of the Bloomberg U.S. Aggregate Bond Index and 40% of the MSCI ACWI Index (the Blended Index), which returned -13.09%.
The Fund uses a macro-driven, top-down asset allocation approach that emphasizes and de-emphasizes various market segments and asset classes in seeking potentially overlooked investment opportunities worldwide.
Within the Fund’s U.S. equities allocation, overweight exposure, relative to the Blended Index, to the energy sector contributed to Fund performance versus the Blended Index. Energy was the strongest performing sector during the period amid tight supply and soaring prices caused in part by Russia’s invasion of Ukraine and subsequent sanctions on Russia, one of the world’s largest oil and gas producers. As the period progressed, the Fund reduced its energy exposure as the Fund’s managers concluded that much of the good news for the sector had already been reflected in stock valuations.
Underweight exposures to the U.S. communication services and information technology sectors helped relative returns during a period when rising interest rates and recessionary concerns weighed on stock prices in those sectors.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Management’s Discussion of Fund Performance† — continued

Within its fixed-income allocation, the Fund’s position in the ProShares Investment Grade-Interest Rate Hedged ETF (IGHG) — an out-of-Index corporate bond holding — contributed to relative returns as interest rates rose significantly during the period. The Fund reduced its position in IGHG in February 2022 and liquidated it entirely in June as the position became less attractive in management’s view.
The Fund’s modest cash position was increased during the first half of 2022. This benefited performance versus the Blended Index, which does not have a cash allocation, as equity and fixed-income markets both suffered negative performance during the period.
In contrast, an overweight exposure to Brazilian stocks early in the period, particularly in the consumer discretionary sector, detracted from Fund performance versus the Blended Index. Currency depreciation and stubbornly high inflation weighed on Brazilian equities, and the Fund sold its entire Brazilian position by December 2021.
Within the Fund’s European allocation, an overweight exposure and stock selections in the materials sector — primarily in chemical company stocks — detracted from returns relative to the Blended Index during the period. A weakening euro against the U.S. dollar depressed the price of the Fund’s European holdings.
An overweight exposure to the Japanese yen, primarily in Japanese consumer staples stocks, also hurt performance versus the Blended Index as the yen weakened against the U.S. dollar during the period.
Within its fixed-income allocation, the Fund’s out-of-Index position in the VanEck Emerging Markets High Yield Bond ETF (HYEM) detracted from relative results. Emerging markets (EM) corporate bonds were negatively affected during the period by slowing corporate profit growth and rising interest rates around the globe. Russia’s invasion of Ukraine, which caused energy and food prices to rise significantly, as well as China’s efforts to shore up its struggling real estate market, put additional stress on EM corporate debt. The Fund reduced its position in HYEM in June 2022 and sold it entirely in July.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Performance

Portfolio Manager(s) Richard Bernstein, Matthew Griswold, CFA, Henry Timmons, CFA and Dan Suzuki, CFA, each of Richard Bernstein Advisors LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/30/2011	09/30/2011	(12.29)%	2.23%	4.32%
Class A with 5.25% Maximum Sales Charge	—	—	(16.90)	1.14	3.76
Class C at NAV	09/30/2011	09/30/2011	(12.92)	1.47	3.69
Class C with 1% Maximum Deferred Sales Charge	—	—	(13.76)	1.47	3.69
Class I at NAV	09/30/2011	09/30/2011	(12.06)	2.50	4.58

Bloomberg U.S. Aggregate Bond Index	—	—	(11.52)%	0.52%	1.35%
MSCI ACWI Index	—	—	(15.88)	6.97	8.70
Blended Index	—	—	(13.09)	3.37	4.45
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	1.41%	2.16%	1.16%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2012	$14,377	N.A.
Class I, at minimum investment	$1,000,000	08/31/2012	$1,565,521	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Fund Profile

Asset Allocation (% of net assets)
Country Allocation (% of net assets)
Top 10 Holdings (% of net assets)[1]
iShares MBS ETF	10.7%
iShares iBoxx $ Investment Grade Corporate Bond ETF	9.1
WisdomTree Floating Rate Treasury Fund	8.5
U.S. Treasury Bonds, 2.25%, 5/15/41	4.8
U.S. Treasury Bonds, 1.875%, 2/15/41	4.8
U.S. Treasury Bonds, 4.375%, 11/15/39	4.4
U.S. Treasury Bonds, 1.375%, 11/15/40	4.1
U.S. Treasury Bonds, 1.125%, 8/15/40	3.5
iShares MSCI China ETF	2.4
U.S. Treasury Bonds, 3.875%, 8/15/40	2.3
Total	54.6%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Blended Index consists of 60% Bloomberg U.S. Aggregate Bond Index and 40% MSCI ACWI Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S& P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Bond Index measures USD-denominated, non-investment grade corporate securities. Bloomberg Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S.

6

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2022 to August 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (3/1/22)	Ending Account Value (8/31/22)	Expenses Paid During Period* (3/1/22 – 8/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 910.80	$5.73	1.19%
Class C	$1,000.00	$ 907.50	$9.33	1.94%
Class I	$1,000.00	$ 911.90	$4.53	0.94%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.21	$6.06	1.19%
Class C	$1,000.00	$1,015.43	$9.86	1.94%
Class I	$1,000.00	$1,020.47	$4.79	0.94%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2022.
7

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Portfolio of Investments

Common Stocks — 29.7%
Security	Shares	Value
Aerospace & Defense — 0.8%
General Dynamics Corp.	6,767	$ 1,549,169
L3Harris Technologies, Inc.	3,167	722,678
Lockheed Martin Corp.	2,409	1,012,045
Northrop Grumman Corp.	2,658	1,270,497
Raytheon Technologies Corp.	10,185	914,104
		$ 5,468,493
Air Freight & Logistics — 0.4%
Expeditors International of Washington, Inc.	10,334	$ 1,063,265
FedEx Corp.	3,330	701,997
United Parcel Service, Inc., Class B	6,634	1,290,380
		$ 3,055,642
Airlines — 0.1%
Southwest Airlines Co.(1)	21,432	$ 786,554
		$ 786,554
Automobiles — 0.6%
Tesla, Inc.(1)	13,101	$ 3,610,767
Toyota Motor Corp.	65,100	974,225
		$ 4,584,992
Banks — 1.6%
Bank of America Corp.	28,763	$ 966,725
Bank of Nova Scotia (The)	14,827	819,840
BNP Paribas S.A.	21,426	995,670
Citigroup, Inc.	21,814	1,064,741
Commonwealth Bank of Australia	7,421	490,396
JPMorgan Chase & Co.	12,598	1,432,771
National Australia Bank, Ltd.	16,556	343,307
PNC Financial Services Group, Inc. (The)	2,157	340,806
Royal Bank of Canada	7,763	721,891
Sumitomo Mitsui Financial Group, Inc.	19,000	573,102
Sumitomo Mitsui Trust Holdings, Inc.	24,600	765,138
Toronto-Dominion Bank (The)	9,775	628,842
Wells Fargo & Co.	20,776	908,119
Westpac Banking Corp.	70,202	1,030,391
		$ 11,081,739
Beverages — 0.8%
Asahi Group Holdings, Ltd.	14,600	$ 489,512
Coca-Cola Co. (The)	31,206	1,925,722
Security	Shares	Value
Beverages (continued)
Diageo PLC	14,143	$ 614,462
Kirin Holdings Co., Ltd.	55,100	907,044
PepsiCo, Inc.	10,052	1,731,658
		$ 5,668,398
Biotechnology — 0.6%
AbbVie, Inc.	10,899	$ 1,465,479
Amgen, Inc.	1,757	422,207
CSL, Ltd.	4,313	862,676
Gilead Sciences, Inc.	8,927	566,597
Vertex Pharmaceuticals, Inc.(1)	2,945	829,783
		$ 4,146,742
Building Products — 0.2%
Daikin Industries, Ltd.	3,700	$ 645,898
Kingspan Group PLC	8,400	475,598
		$ 1,121,496
Capital Markets — 0.6%
BlackRock, Inc.	1,014	$ 675,719
Charles Schwab Corp. (The)	4,234	300,402
CME Group, Inc.	2,642	516,802
FactSet Research Systems, Inc.	1,287	557,709
Hong Kong Exchanges & Clearing, Ltd.	22,600	910,656
Intercontinental Exchange, Inc.	3,301	332,906
Partners Group Holding AG	553	533,785
S&P Global, Inc.	1,692	595,889
		$ 4,423,868
Chemicals — 1.6%
Air Liquide S.A.	7,404	$ 927,817
Akzo Nobel NV(2)	11,053	696,354
Arkema S.A.	8,131	686,432
BASF SE	12,457	526,917
Eastman Chemical Co.	12,240	1,113,840
Ecolab, Inc.	4,963	813,088
EMS-Chemie Holding AG	830	582,857
Givaudan S.A.	200	638,115
Linde PLC	4,676	1,322,653
Novozymes A/S, Class B	14,356	823,942
PPG Industries, Inc.	8,831	1,121,361
Sherwin-Williams Co. (The)	3,111	722,063
Sika AG	2,434	547,637
Symrise AG	8,408	879,764
		$ 11,402,840

8
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Communications Equipment — 0.2%
Cisco Systems, Inc.	23,755	$ 1,062,324
		$ 1,062,324
Construction & Engineering — 0.1%
Eiffage S.A.	4,734	$ 416,379
		$ 416,379
Consumer Finance — 0.1%
American Express Co.	2,298	$ 349,296
		$ 349,296
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., Class B(1)	5,506	$ 1,546,085
		$ 1,546,085
Electric Utilities — 0.6%
American Electric Power Co., Inc.	4,378	$ 438,675
Enel SpA	103,066	484,314
Exelon Corp.	7,734	339,600
Fortis, Inc.	13,288	586,216
Iberdrola S.A.	28,270	294,339
NextEra Energy, Inc.	21,667	1,842,995
Southern Co. (The)	6,397	493,017
		$ 4,479,156
Electrical Equipment — 0.1%
Eaton Corp. PLC	5,895	$ 805,493
		$ 805,493
Electronic Equipment, Instruments & Components — 0.1%
Canon Marketing Japan, Inc.	9,400	$ 213,161
Keyence Corp.	1,500	563,211
		$ 776,372
Energy Equipment & Services — 0.1%
Tenaris S.A.	46,222	$ 632,293
		$ 632,293
Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.	3,207	$ 814,738
Crown Castle, Inc.	5,008	855,517
Equinix, Inc.	1,097	721,135
ProLogis, Inc.	6,250	778,187
Segro PLC	50,147	547,253
		$ 3,716,830
Security	Shares	Value
Food & Staples Retailing — 0.9%
Aeon Co., Ltd.(2)	36,500	$ 711,959
Costco Wholesale Corp.	1,107	577,965
George Weston, Ltd.	6,428	734,887
Loblaw Cos., Ltd.	6,137	542,370
SAN-A Co., Ltd.	14,700	438,990
Seven & i Holdings Co., Ltd.(2)	20,700	822,317
Sysco Corp.	9,153	752,560
Walmart, Inc.	6,925	917,909
Yaoko Co., Ltd.	16,300	756,327
		$ 6,255,284
Food Products — 1.3%
AAK AB(2)	27,379	$ 419,385
Archer-Daniels-Midland Co.	8,728	767,104
Ezaki Glico Co., Ltd.	28,000	728,550
House Foods Group, Inc.(2)	35,400	751,048
Kagome Co., Ltd.	34,500	760,934
Kerry Group PLC, Class A	8,381	864,263
Kewpie Corp.	42,100	691,666
MEIJI Holdings Co., Ltd.	11,400	543,083
Mondelez International, Inc., Class A	14,285	883,670
Nestle S.A.	15,141	1,771,844
Nisshin Seifun Group, Inc.	42,500	478,292
Saputo, Inc.(2)	23,295	591,532
		$ 9,251,371
Gas Utilities — 0.2%
Atmos Energy Corp.	12,432	$ 1,409,540
		$ 1,409,540
Health Care Equipment & Supplies — 0.9%
Abbott Laboratories	5,567	$ 571,452
Becton, Dickinson and Co.	2,823	712,582
Boston Scientific Corp.(1)	19,765	796,727
Edwards Lifesciences Corp.(1)	10,536	949,294
Hoya Corp.	5,400	550,674
Intuitive Surgical, Inc.(1)	3,801	782,018
Medtronic PLC	16,044	1,410,588
Stryker Corp.	3,303	677,776
		$ 6,451,111
Health Care Providers & Services — 0.9%
Cardinal Health, Inc.	11,294	$ 798,712
Cigna Corp.	2,086	591,277
CVS Health Corp.	4,689	460,225
Elevance Health, Inc.	2,177	1,056,084

9
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Health Care Providers & Services (continued)
HCA Healthcare, Inc.	3,509	$ 694,326
Humana, Inc.	1,365	657,630
UnitedHealth Group, Inc.	4,164	2,162,490
		$ 6,420,744
Hotels, Restaurants & Leisure — 0.1%
McDonald's Corp.	3,770	$ 951,096
		$ 951,096
Household Durables — 0.1%
Sony Group Corp.	7,600	$ 604,225
		$ 604,225
Household Products — 0.7%
Clorox Co. (The)	5,728	$ 826,780
Colgate-Palmolive Co.	11,122	869,852
Kimberly-Clark Corp.	4,432	565,169
Procter & Gamble Co. (The)	12,142	1,674,867
Reckitt Benckiser Group PLC	10,759	830,181
		$ 4,766,849
Industrial Conglomerates — 0.3%
General Electric Co.	8,726	$ 640,837
Siemens AG	5,562	563,398
Smiths Group PLC	32,780	566,302
		$ 1,770,537
Insurance — 1.4%
Aflac, Inc.	17,242	$ 1,024,520
AIA Group, Ltd.	35,800	344,440
Allianz SE	4,167	704,375
Aon PLC, Class A	3,699	1,032,983
AXA S.A.	19,916	469,054
Chubb, Ltd.	2,679	506,465
Dai-ichi Life Holdings, Inc.	38,000	656,564
Marsh & McLennan Cos., Inc.	5,319	858,327
MS&AD Insurance Group Holdings, Inc.	25,500	760,816
Muenchener Rueckversicherungs-Gesellschaft AG	1,789	427,429
Progressive Corp. (The)	4,973	609,938
Swiss Life Holding AG	2,805	1,466,109
Tokio Marine Holdings, Inc.	10,300	570,819
Zurich Insurance Group AG	1,003	445,231
		$ 9,877,070
Interactive Media & Services — 1.0%
Alphabet, Inc., Class A(1)	27,962	$ 3,026,047
Security	Shares	Value
Interactive Media & Services (continued)
Alphabet, Inc., Class C(1)	23,760	$ 2,593,404
Meta Platforms, Inc., Class A(1)	8,516	1,387,512
		$ 7,006,963
Internet & Direct Marketing Retail — 0.8%
Amazon.com, Inc.(1)	45,689	$ 5,791,995
		$ 5,791,995
IT Services — 0.5%
International Business Machines Corp.	5,233	$ 672,179
Mastercard, Inc., Class A	2,952	957,540
Shopify, Inc., Class A(1)	12,470	394,794
Visa, Inc., Class A	7,929	1,575,572
		$ 3,600,085
Life Sciences Tools & Services — 0.3%
Danaher Corp.	3,285	$ 886,654
Lonza Group AG	1,319	703,449
Thermo Fisher Scientific, Inc.	1,287	701,827
		$ 2,291,930
Machinery — 0.3%
Deere & Co.	2,661	$ 971,930
PACCAR, Inc.	8,381	733,422
Traton SE	20,857	294,940
		$ 2,000,292
Multi-Utilities — 0.6%
Ameren Corp.	6,090	$ 564,056
Consolidated Edison, Inc.	11,787	1,152,062
Dominion Energy, Inc.	11,454	936,937
DTE Energy Co.	4,301	560,592
National Grid PLC	29,419	366,321
Public Service Enterprise Group, Inc.	6,248	402,121
Sempra Energy	2,376	391,969
		$ 4,374,058
Oil, Gas & Consumable Fuels — 2.1%
Chevron Corp.	18,107	$ 2,861,992
ConocoPhillips	11,368	1,244,228
Exxon Mobil Corp.	35,096	3,354,827
Hess Corp.	9,128	1,102,480
ONEOK, Inc.	17,847	1,092,772
Repsol S.A.	44,884	582,957
Shell PLC	39,775	1,052,766
Suncor Energy, Inc.(2)	39,370	1,273,713

10
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
TC Energy Corp.(2)	22,945	$ 1,105,714
Valero Energy Corp.	10,843	1,269,932
		$ 14,941,381
Paper and Forest Products — 0.1%
Mondi PLC	40,460	$ 686,825
		$ 686,825
Personal Products — 0.4%
Beiersdorf AG	8,756	$ 883,831
Kao Corp.	16,900	731,775
L'Oreal S.A.	1,302	447,164
Unilever PLC	17,493	793,523
		$ 2,856,293
Pharmaceuticals — 1.9%
Astellas Pharma, Inc.	40,100	$ 568,529
AstraZeneca PLC	7,903	977,540
Bayer AG	14,353	759,101
Bristol-Myers Squibb Co.	12,765	860,489
Eli Lilly & Co.	3,549	1,069,065
GSK PLC	43,636	697,522
Johnson & Johnson	11,633	1,876,868
Merck & Co., Inc.	9,391	801,616
Novartis AG	14,498	1,172,714
Novo Nordisk A/S, Class B	9,908	1,059,302
Pfizer, Inc.	32,933	1,489,560
Roche Holding AG PC	3,144	1,013,127
Sanofi	4,338	354,631
Takeda Pharmaceutical Co., Ltd.	13,700	378,669
Zoetis, Inc.	4,313	675,114
		$ 13,753,847
Professional Services — 0.2%
AFRY AB	19,925	$ 262,650
Teleperformance SE	3,190	908,535
		$ 1,171,185
Real Estate Management & Development — 0.1%
Mitsubishi Estate Co., Ltd.	77,700	$ 1,046,375
		$ 1,046,375
Road & Rail — 0.6%
Central Japan Railway Co.	2,900	$ 341,417
CSX Corp.	24,000	759,600
Norfolk Southern Corp.	4,417	1,073,905
Security	Shares	Value
Road & Rail (continued)
Old Dominion Freight Line, Inc.	1,908	$ 517,850
Union Pacific Corp.	7,034	1,579,204
		$ 4,271,976
Semiconductors & Semiconductor Equipment — 0.6%
ASML Holding NV	1,735	$ 846,880
Intel Corp.	28,347	904,836
NVIDIA Corp.	11,101	1,675,585
QUALCOMM, Inc.	6,460	854,464
		$ 4,281,765
Software — 1.4%
Microsoft Corp.	33,336	$ 8,716,364
Oracle Corp.	13,008	964,543
		$ 9,680,907
Specialty Retail — 0.1%
Home Depot, Inc. (The)	2,565	$ 739,797
		$ 739,797
Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	78,863	$ 12,398,841
		$ 12,398,841
Tobacco — 0.3%
British American Tobacco PLC	20,070	$ 803,859
Japan Tobacco, Inc.	43,800	742,122
Philip Morris International, Inc.	4,852	463,317
		$ 2,009,298
Trading Companies & Distributors — 0.6%
Brenntag SE	10,953	$ 718,160
ITOCHU Corp.	29,100	800,853
Mitsubishi Corp.	25,700	841,434
Mitsui & Co., Ltd.	46,200	1,084,274
Sumitomo Corp.	59,000	829,870
		$ 4,274,591
Water Utilities — 0.0%(3)
Severn Trent PLC	9,320	$ 301,051
		$ 301,051
Total Common Stocks (identified cost $163,675,774)		$210,762,274

11
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Portfolio of Investments — continued

Exchange-Traded Funds — 32.2%
Security	Shares	Value
Equity Funds — 3.9%
iShares MSCI China ETF	346,414	$ 17,213,312
iShares MSCI South Korea ETF	81,900	4,742,829
iShares MSCI Taiwan ETF	115,600	5,806,588
		$ 27,762,729
Fixed Income Funds — 28.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF(2)	592,200	$ 64,709,694
iShares MBS ETF	782,100	75,621,249
WisdomTree Floating Rate Treasury Fund	1,199,609	60,280,352
		$200,611,295
Total Exchange-Traded Funds (identified cost $236,269,678)		$228,374,024

U.S. Treasury Obligations — 30.7%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
1.125%, 5/15/40	$2,189	$ 1,491,614
1.125%, 8/15/40	36,365	24,545,597
1.375%, 11/15/40	41,040	28,893,924
1.875%, 2/15/41	44,118	33,823,513
2.25%, 5/15/41	41,998	34,261,181
3.875%, 8/15/40	15,656	16,586,504
4.375%, 11/15/39	27,638	31,451,522
U.S. Treasury Notes:
0.625%, 5/15/30	6,786	5,595,882
1.50%, 2/15/30	7,493	6,648,015
2.375%, 5/15/29	10,529	9,930,574
2.625%, 2/15/29	8,964	8,598,245
2.875%, 5/15/28	4,006	3,903,757
2.875%, 8/15/28	5,210	5,073,131
3.125%, 11/15/28	7,534	7,440,220
Total U.S. Treasury Obligations (identified cost $238,951,987)		$218,243,679

Short-Term Investments — 7.6%
Affiliated Fund — 4.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.11%(4)	31,573,762	$ 31,573,762
Total Affiliated Fund (identified cost $31,573,762)		$ 31,573,762

Securities Lending Collateral — 3.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 2.34%(5)	22,162,028	$ 22,162,028
Total Securities Lending Collateral (identified cost $22,162,028)		$ 22,162,028
Total Short-Term Investments (identified cost $53,735,790)		$ 53,735,790
Total Investments — 100.2% (identified cost $692,633,229)		$711,115,767
Other Assets, Less Liabilities — (0.2)%		$ (1,165,485)
Net Assets — 100.0%		$709,950,282
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at August 31, 2022. The aggregate market value of securities on loan at August 31, 2022 was $59,602,243.
(3)	Amount is less than 0.05%.
(4)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of August 31, 2022.
(5)	Represents investment of cash collateral received in connection with securities lending.

12
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Portfolio of Investments — continued

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	58.5%	$415,613,469
Japan	3.1	22,322,873
United Kingdom	1.1	7,820,667
Canada	1.0	7,399,799
Switzerland	0.9	6,089,897
Germany	0.8	5,757,915
France	0.7	5,205,682
Australia	0.4	2,726,770
Netherlands	0.4	2,596,000
Denmark	0.3	1,883,244
Ireland	0.2	1,339,861
Hong Kong	0.2	1,255,096
Spain	0.1	877,296
Austria	0.1	686,825
Sweden	0.1	682,035
Italy	0.1	484,314
Exchange-Traded Funds	32.2	228,374,024
Total Investments	100.2%	$711,115,767
Abbreviations:
PC	– Participation Certificate
13
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Statement of Assets and Liabilities

August 31, 2022
Assets
Unaffiliated investments, at value (identified cost $661,059,467) — including $59,602,243 of securities on loan	$ 679,542,005
Affiliated investment, at value (identified cost $31,573,762)	31,573,762
Interest and dividends receivable	1,629,682
Dividends receivable from affiliated investment	5,710
Receivable for investments sold	19,932,938
Receivable for Fund shares sold	1,863,656
Securities lending income receivable	15,395
Tax reclaims receivable	261,237
Total assets	$734,824,385
Liabilities
Collateral for securities loaned	$ 22,162,028
Payable for Fund shares redeemed	1,863,482
Due to custodian — foreign currency, at value (identified cost $233)	221
Payable to affiliates:
Investment adviser and administration fee	521,177
Distribution and service fees	83,942
Accrued expenses	243,253
Total liabilities	$ 24,874,103
Net Assets	$709,950,282
Sources of Net Assets
Paid-in capital	$ 700,547,642
Distributable earnings	9,402,640
Net Assets	$709,950,282
Class A Shares
Net Assets	$ 102,902,916
Shares Outstanding	7,633,974
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 13.48
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 14.23
Class C Shares
Net Assets	$ 69,059,749
Shares Outstanding	5,255,338
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 13.14
Class I Shares
Net Assets	$ 537,987,617
Shares Outstanding	39,679,636
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 13.56
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
14
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Statement of Operations

Year Ended
August 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $397,504)	$ 16,261,433
Dividend income from affiliated investments	169,343
Interest income	1,502,386
Securities lending income, net	214,142
Total investment income	$ 18,147,304
Expenses
Investment adviser and administration fee	$ 6,813,689
Distribution and service fees:
Class A	283,371
Class C	837,010
Trustees’ fees and expenses	49,200
Custodian fee	223,317
Transfer and dividend disbursing agent fees	377,369
Legal and accounting services	66,231
Printing and postage	35,483
Registration fees	64,795
Miscellaneous	34,183
Total expenses	$ 8,784,648
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 19,906
Total expense reductions	$ 19,906
Net expenses	$ 8,764,742
Net investment income	$ 9,382,562
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 5,240,051
Investment transactions - affiliated investments	(6,912)
Foreign currency transactions	(229,034)
Capital gain distributions received	88,641
Net realized gain	$ 5,092,746
Change in unrealized appreciation (depreciation):
Investments	$ (118,955,882)
Foreign currency	(70,486)
Net change in unrealized appreciation (depreciation)	$(119,026,368)
Net realized and unrealized loss	$(113,933,622)
Net decrease in net assets from operations	$(104,551,060)
15
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Statements of Changes in Net Assets

	Year Ended August 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 9,382,562	$ 7,408,313
Net realized gain	5,092,746	22,411,785
Net change in unrealized appreciation (depreciation)	(119,026,368)	50,399,936
Net increase (decrease) in net assets from operations	$(104,551,060)	$ 80,220,034
Distributions to shareholders:
Class A	$ (6,140,478)	$ (2,975,278)
Class C	(4,238,359)	(2,138,196)
Class I	(35,703,092)	(17,709,119)
Total distributions to shareholders	$ (46,081,929)	$ (22,822,593)
Transactions in shares of beneficial interest:
Class A	$ 5,286,684	$ 13,016,353
Class C	(11,043,458)	(12,173,497)
Class I	(12,626,474)	74,888,327
Net increase (decrease) in net assets from Fund share transactions	$ (18,383,248)	$ 75,731,183
Net increase (decrease) in net assets	$(169,016,237)	$133,128,624
Net Assets
At beginning of year	$ 878,966,519	$ 745,837,895
At end of year	$ 709,950,282	$878,966,519
16
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Financial Highlights

	Class A
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 16.210	$ 15.140	$ 14.370	$ 15.110	$ 14.330
Income (Loss) From Operations
Net investment income(1)	$ 0.153	$ 0.127	$ 0.097	$ 0.161	$ 0.157
Net realized and unrealized gain (loss)	(2.040)	1.390	1.284	(0.542)	0.934
Total income (loss) from operations	$ (1.887)	$ 1.517	$ 1.381	$ (0.381)	$ 1.091
Less Distributions
From net investment income	$ (0.139)	$ (0.084)	$ (0.191)	$ (0.071)	$ (0.154)
From net realized gain	(0.704)	(0.363)	(0.420)	(0.288)	(0.157)
Total distributions	$ (0.843)	$ (0.447)	$ (0.611)	$ (0.359)	$ (0.311)
Net asset value — End of year	$ 13.480	$ 16.210	$15.140	$14.370	$15.110
Total Return(2)	(12.29)%	10.23%	9.93%	(2.43)%	7.67%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$102,903	$118,419	$ 97,873	$ 76,453	$ 87,728
Ratios (as a percentage of average daily net assets):
Expenses	1.18% (3)	1.18%	1.21%	1.22%	1.20%
Net investment income	1.03%	0.82%	0.68%	1.14%	1.05%
Portfolio Turnover	70%	63%	70%	85%	44%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser reduced a portion of its adviser and administration fee (equal to less than 0.005% of average daily net assets for the year ended August 31, 2022).
17
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Financial Highlights — continued

	Class C
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 15.810	$ 14.780	$ 14.030	$ 14.790	$ 14.030
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.041	$ 0.008	$ (0.010)	$ 0.054	$ 0.045
Net realized and unrealized gain (loss)	(1.992)	1.351	1.258	(0.531)	0.920
Total income (loss) from operations	$ (1.951)	$ 1.359	$ 1.248	$ (0.477)	$ 0.965
Less Distributions
From net investment income	$ (0.015)	$ —	$ (0.078)	$ —	$ (0.048)
From net realized gain	(0.704)	(0.329)	(0.420)	(0.283)	(0.157)
Total distributions	$ (0.719)	$ (0.329)	$ (0.498)	$ (0.283)	$ (0.205)
Net asset value — End of year	$13.140	$15.810	$ 14.780	$ 14.030	$ 14.790
Total Return(2)	(12.92)%	9.34%	9.14%	(3.16)%	6.91%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 69,060	$ 95,493	$101,075	$121,049	$141,787
Ratios (as a percentage of average daily net assets):
Expenses	1.93% (3)	1.93%	1.96%	1.97%	1.95%
Net investment income (loss)	0.28%	0.05%	(0.07)%	0.39%	0.31%
Portfolio Turnover	70%	63%	70%	85%	44%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser reduced a portion of its adviser and administration fee (equal to less than 0.005% of average daily net assets for the year ended August 31, 2022).
18
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Financial Highlights — continued

	Class I
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 16.300	$ 15.220	$ 14.440	$ 15.190	$ 14.390
Income (Loss) From Operations
Net investment income(1)	$ 0.191	$ 0.167	$ 0.133	$ 0.199	$ 0.196
Net realized and unrealized gain (loss)	(2.050)	1.392	1.294	(0.552)	0.952
Total income (loss) from operations	$ (1.859)	$ 1.559	$ 1.427	$ (0.353)	$ 1.148
Less Distributions
From net investment income	$ (0.177)	$ (0.116)	$ (0.227)	$ (0.109)	$ (0.191)
From net realized gain	(0.704)	(0.363)	(0.420)	(0.288)	(0.157)
Total distributions	$ (0.881)	$ (0.479)	$ (0.647)	$ (0.397)	$ (0.348)
Net asset value — End of year	$ 13.560	$ 16.300	$ 15.220	$ 14.440	$ 15.190
Total Return(2)	(12.06)%	10.47%	10.24%	(2.22)%	8.04%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$537,988	$665,055	$546,890	$467,649	$563,130
Ratios (as a percentage of average daily net assets):
Expenses	0.93% (3)	0.93%	0.96%	0.97%	0.95%
Net investment income	1.28%	1.06%	0.92%	1.40%	1.32%
Portfolio Turnover	70%	63%	70%	85%	44%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser reduced a portion of its adviser and administration fee (equal to less than 0.005% of average daily net assets for the year ended August 31, 2022).
19
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Richard Bernstein All Asset Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities (common stocks and exchange-traded funds) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the
20

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Notes to Financial Statements — continued

ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of August 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expenses do not include the Fund’s pro rata share of the indirect expenses borne by the Fund from its investments in exchange-traded funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended August 31, 2022 and August 31, 2021 was as follows:
	Year Ended August 31,
	2022	2021
Ordinary income	$13,414,861	$ 6,319,926
Long-term capital gains	$32,667,068	$16,502,667
21

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Notes to Financial Statements — continued

During the year ended August 31, 2022, distributable earnings was decreased by $1,032,521 and paid-in capital was increased by $1,032,521 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of August 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 381,301
Undistributed long-term capital gains	92,638
Post October capital losses	(8,835,592)
Net unrealized appreciation	17,764,293
Distributable earnings	$ 9,402,640
At August 31, 2022, the Fund had a net capital loss of $8,835,592 attributable to security transactions incurred after October 31, 2021 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending August 31, 2023.
The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 693,290,876
Gross unrealized appreciation	$ 60,498,136
Gross unrealized depreciation	(42,673,245)
Net unrealized appreciation	$ 17,824,891
3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.850%
$500 million but less than $1 billion	0.800%
$1 billion but less than $2.5 billion	0.775%
$2.5 billion but less than $5 billion	0.750%
$5 billion and over	0.730%
For the year ended August 31, 2022, the investment adviser and administration fee amounted to $6,813,689 or 0.83% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser and administration fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended August 31, 2022, the investment adviser and administration fee paid was reduced by $19,906 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2022, EVM earned $25,594 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on
22

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Notes to Financial Statements — continued

the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,750 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2022. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended August 31, 2022 in the amount of $2,050. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2022 amounted to $283,371 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2022, the Fund paid or accrued to EVD $627,757 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2022 amounted to $209,253 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2022, the Fund was informed that EVD received approximately $600 and $6,000 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, for the year ended August 31, 2022 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 371,692,929	$ 624,980,639
U.S. Government and Agency Securities	157,077,087	—
	$528,770,016	$624,980,639
23

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:
	Year Ended August 31, 2022		Year Ended August 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	1,453,014	$ 21,609,606	1,757,239	$ 27,204,715
Issued to shareholders electing to receive payments of distributions in Fund shares	240,481	3,698,597	117,856	1,784,346
Redemptions	(1,728,072)	(25,339,571)	(1,354,951)	(20,944,182)
Converted from Class C shares	362,506	5,318,052	321,417	4,971,474
Net increase	327,929	$ 5,286,684	841,561	$ 13,016,353
Class C
Sales	555,171	$ 8,195,808	1,017,811	$ 15,427,834
Issued to shareholders electing to receive payments of distributions in Fund shares	210,589	3,175,685	106,998	1,588,915
Redemptions	(1,178,140)	(17,096,899)	(1,597,341)	(24,218,772)
Converted to Class A shares	(371,109)	(5,318,052)	(329,144)	(4,971,474)
Net decrease	(783,489)	$ (11,043,458)	(801,676)	$ (12,173,497)
Class I
Sales	9,888,341	$ 148,682,343	11,618,284	$ 180,319,034
Issued to shareholders electing to receive payments of distributions in Fund shares	1,716,596	26,504,235	808,813	12,285,864
Redemptions	(12,732,342)	(187,813,052)	(7,563,984)	(117,716,571)
Net increase (decrease)	(1,127,405)	$ (12,626,474)	4,863,113	$ 74,888,327
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2022.
24

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Notes to Financial Statements — continued

9  Securities Lending Agreement
The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.
At August 31, 2022, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $59,602,243 and $62,122,916, respectively. Collateral received was comprised of cash of $22,162,028 and U.S. government and/or agencies securities of $39,960,888. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$ 2,024,878	$ —	$ —	$ —	$ 2,024,878
Exchange-Traded Funds	20,137,150	—	—	—	20,137,150
Total	$22,162,028	$ —	$ —	$ —	$22,162,028
The carrying amount of the liability for collateral for securities loaned at August 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at August 31, 2022.
10  Investments in Affiliated Funds
At August 31, 2022, the value of the Fund's investment in affiliated funds was $31,573,762, which represents 4.5% of the Fund's net assets. Transactions in affiliated funds by the Fund for the year ended August 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$9,749,850	$211,099,089	$(220,842,027)	$ (6,912)	$ —	$ —	$ 44,223	—
Liquidity Fund	—	143,488,940	(111,915,178)	—	—	31,573,762	125,120	31,573,762
Total				$(6,912)	$ —	$31,573,762	$169,343
25

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Notes to Financial Statements — continued

11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At August 31, 2022, the hierarchy of inputs used in valuing the Fund's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ 7,006,963	$ —	$ —	$ 7,006,963
Consumer Discretionary	11,093,655	1,578,450	—	12,672,105
Consumer Staples	13,825,362	16,982,131	—	30,807,493
Energy	13,305,658	2,268,016	—	15,573,674
Financials	15,790,776	11,487,282	—	27,278,058
Health Care	23,966,440	9,097,934	—	33,064,374
Industrials	16,392,930	8,749,708	—	25,142,638
Information Technology	30,177,042	1,623,252	—	31,800,294
Materials	5,093,005	6,996,660	—	12,089,665
Real Estate	3,169,577	1,593,628	—	4,763,205
Utilities	9,117,780	1,446,025	—	10,563,805
Total Common Stocks	$148,939,188	$ 61,823,086*	$ —	$210,762,274
Exchange-Traded Funds	$ 228,374,024	$ —	$ —	$ 228,374,024
U.S. Treasury Obligations	—	218,243,679	—	218,243,679
Short-Term Investments:
Affiliated Fund	31,573,762	—	—	31,573,762
Securities Lending Collateral	22,162,028	—	—	22,162,028
Total Investments	$431,049,002	$280,066,765	$ —	$711,115,767
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
26

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Notes to Financial Statements — continued

12  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
27

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein All Asset Strategy Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein All Asset Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 19, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
28

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended August 31, 2022, the Fund designates approximately $11,321,433, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2022 ordinary income dividends, 38.63% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2022, $13,713,431 or, if subsequently determined to be different, the net capital gain of such year.
29

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1  for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.
30

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Richard Bernstein All Asset Strategy Fund (the “Fund”) and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement between the Adviser and Richard Bernstein Advisors LLC (the “Sub-adviser”), with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.
31

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the Fund’s investment strategies. In particular, the Board evaluated the abilities and experience of the Sub-adviser’s investment professionals in investing in assets around the world and among various asset classes, including equity, fixed-income, commodity, currency and cash investments. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the principal elements of the investment process and portfolio construction techniques employed by the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary benchmark index and lower than its blended and secondary benchmark indexes for the three-year period. The Board also considered that, in response to inquiries from the Contract Review Committee, the Fund’s performance record had improved relative to its peers in more recent periods. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board determined to continue to monitor the performance of the Fund.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds. The Board also considered that the management fees paid by the Fund are for services provided in addition to, and are not duplicative of, services provided under the advisory contract(s) of the exchange traded funds in which the Fund may invest.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
32

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
33

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future.  Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
34

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 137 funds (with the exception of Mr. Bowser who oversees 111 funds and Ms. Wiser who oversees 136 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
35

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
36

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
37

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
38

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
39

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
40

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Richard Bernstein Advisors LLC
1251 Avenue of the Americas
Suite 4102
New York, NY 10020
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5669    8.31.22

Eaton Vance
Richard Bernstein Equity
Strategy Fund
Annual Report
August 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2022
Eaton Vance
Richard Bernstein Equity Strategy Fund

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting September 1, 2021, was dominated by the ongoing effects of one black swan event — the COVID-19 pandemic — and new fallout from another — Russia’s unprovoked invasion of Ukraine.
In the opening months of the period, stock investors as well as consumers appeared to be taking a “glass is half full” approach. Despite the appearance of a new and more contagious COVID-19 variant, the highest inflation readings in nearly four decades, and the U.S. Federal Reserve’s (the Fed’s) announcement that it would begin tapering its bond purchases that had supported economic growth, major U.S. equity indexes repeatedly closed at new all-time highs during the final quarter of 2021.
In both the U.S. and Europe, consumers rushed to spend money saved during the early months of the pandemic. Mastercard, Inc. reported its highest retail sales on record during the 2021 holiday season. But as the new year began, investors appeared to re-evaluate the twin threats of inflation and interest rate hikes, and stock performance began to turn negative around the globe. In February, Russia’s invasion of Ukraine sent shock waves through markets worldwide, exacerbating inflationary pressures on energy and food costs.
As policymakers’ perceptions of inflation worsened from “transitory” to “persistent,” central banks around the world — including the Bank of England and the European Central Bank — initiated their first interest rate hikes in years. In Europe, looming energy shortages caused by Russia’s invasion of Ukraine pushed inflation rates higher and stock prices lower during the period.
In the U.S., the Fed admitted it may have been late in initiating rate hikes to quell inflation. Investors began to expect that the central bank would raise interest rates at every policy meeting in 2022 — and worried that aggressive rate hikes could tip the U.S. economy into recession. At its third and fourth meetings of 2022, the Fed hiked rates 0.75% each time — its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks — which had been star performers early in the pandemic — suffering some of the worst declines.
Meanwhile in the world’s second-largest economy, China’s zero-Covid policy and problems within its real estate sector severely restricted economic output. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the worst-performing major indexes, declining 25.10% during the period.
Major equity indexes elsewhere also declined in value. For the period as a whole, the MSCI ACWI Index, a broad measure of global equities, returned -15.88%; the S&P 500® Index, a broad measure of U.S. stocks, lost 11.23%; and the technology-laden Nasdaq Composite Index fell 21.99%. The MSCI EAFE Index of developed-market international equities returned -19.80%, while the MSCI Emerging Markets Index returned -21.80% during the period.
Fund Performance
For the 12-month period ended August 31, 2022, Eaton Vance Richard Bernstein Equity Strategy Fund (the Fund) returned -13.48% for Class A shares at net asset value (NAV), outperforming its benchmark, the MSCI ACWI Index (the Index), which returned -15.88%.
The Fund uses a macro-driven, top-down approach that emphasizes and de-emphasizes various market segments in seeking potentially overlooked investment opportunities worldwide.
Within the Fund’s U.S. allocation, an overweight exposure, relative to the Index, to the energy sector — particularly within the oil, gas, & consumable fuels industry — contributed to Fund performance versus the Index during the period. Energy was the strongest performing sector during the period amid tight supply and soaring prices caused in part by Russia’s invasion of Ukraine and subsequent sanctions on Russia, one of the world’s largest oil and gas producers. As the period progressed, the Fund reduced its energy exposure as the Fund’s managers concluded that much of the good news for the sector had already been reflected in stock valuations.
Underweight exposures to the U.S. communication services and information technology (IT) sectors — most notably the IT services and software industries — helped relative returns during a period when rising interest rates and recessionary concerns weighed on stock prices in those sectors.
An overweight exposure to the U.S. financials sector, particularly to small-cap bank stocks, also contributed to relative Fund performance as rising interest rates boosted profits. In the second half of the period, however, the Fund reduced its exposure to financials as investors grew concerned about a slowing economy and a potential recession — and because small-cap stocks have historically recorded stronger performance early in an economic cycle.
In contrast, an overweight exposure to Brazilian stocks early in the period — particularly in the energy, consumer discretionary, and industrials sectors — detracted from Fund performance versus the Index. Currency depreciation and stubbornly high inflation weighed on Brazilian equities, and the Fund sold its entire Brazilian position by December 2021.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Management’s Discussion of Fund Performance† — continued

Within the Fund’s European allocation, an overweight exposure and stock selections in the materials sector — primarily in chemical company stocks — detracted from returns relative to the Index during the period. A strengthening U.S. dollar and the resulting loss in relative value of the euro and the British pound depressed the price of the Fund’s European holdings.
An overweight exposure to the Japanese yen, primarily in consumer staples stocks, also hurt performance versus the Index as the yen weakened against the U.S. dollar during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Performance

Portfolio Manager(s) Richard Bernstein, Matthew Griswold, CFA, Henry Timmons, CFA and Dan Suzuki, CFA, each of Richard Bernstein Advisors LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/12/2010	10/12/2010	(13.48)%	6.52%	8.62%
Class A with 5.25% Maximum Sales Charge	—	—	(18.01)	5.37	8.03
Class C at NAV	10/12/2010	10/12/2010	(14.18)	5.71	7.96
Class C with 1% Maximum Deferred Sales Charge	—	—	(14.94)	5.71	7.96
Class I at NAV	10/12/2010	10/12/2010	(13.27)	6.77	8.89

MSCI ACWI Index	—	—	(15.88)%	6.97%	8.70%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	1.27%	2.02%	1.02%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2012	$21,521	N.A.
Class I, at minimum investment	$1,000,000	08/31/2012	$2,345,330	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Country Allocation (% of net assets)
Top 10 Holdings (% of net assets)[1]
iShares MSCI China ETF	5.7%
Apple, Inc.	4.5
Microsoft Corp.	3.3
iShares MSCI Taiwan ETF	2.4
Amazon.com, Inc.	2.0
iShares MSCI South Korea ETF	1.7
Alphabet, Inc., Class A	1.3
Tesla, Inc.	1.2
Exxon Mobil Corp.	1.0
Alphabet, Inc., Class C	1.0
Total	24.1%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S& P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

6

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2022 to August 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (3/1/22)	Ending Account Value (8/31/22)	Expenses Paid During Period* (3/1/22 – 8/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 893.90	$5.68	1.19%
Class C	$1,000.00	$ 890.30	$9.24	1.94%
Class I	$1,000.00	$ 895.10	$4.49	0.94%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.21	$6.06	1.19%
Class C	$1,000.00	$1,015.43	$9.86	1.94%
Class I	$1,000.00	$1,020.47	$4.79	0.94%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2022.
7

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Portfolio of Investments

Common Stocks — 86.6%
Security	Shares	Value
Aerospace & Defense — 2.0%
Boeing Co. (The)(1)	7,826	$ 1,254,117
General Dynamics Corp.	14,408	3,298,423
L3Harris Technologies, Inc.	6,743	1,538,685
Lockheed Martin Corp.	5,159	2,167,348
Northrop Grumman Corp.	7,587	3,626,510
Raytheon Technologies Corp.	20,455	1,835,836
Thales S.A.	12,529	1,510,506
		$ 15,231,425
Air Freight & Logistics — 1.0%
Expeditors International of Washington, Inc.	19,904	$ 2,047,922
FedEx Corp.	8,076	1,702,502
United Parcel Service, Inc., Class B	17,938	3,489,120
		$ 7,239,544
Airlines — 0.4%
Alaska Air Group, Inc.(1)	34,123	$ 1,486,398
Southwest Airlines Co.(1)	40,514	1,486,864
		$ 2,973,262
Automobiles — 1.4%
Tesla, Inc.(1)	33,246	$ 9,162,930
Toyota Motor Corp.	115,300	1,725,471
		$ 10,888,401
Banks — 5.3%
Bank of America Corp.	133,794	$ 4,496,816
Bank of Nova Scotia (The)	48,154	2,662,613
BNP Paribas S.A.	42,794	1,988,645
Citigroup, Inc.	42,863	2,092,143
Commonwealth Bank of Australia	46,906	3,099,652
HSBC Holdings PLC	258,799	1,585,621
JPMorgan Chase & Co.	36,466	4,147,278
National Australia Bank, Ltd.	128,757	2,669,922
Royal Bank of Canada	41,292	3,839,793
Sumitomo Mitsui Financial Group, Inc.	56,300	1,698,191
Sumitomo Mitsui Trust Holdings, Inc.	40,000	1,244,128
Toronto-Dominion Bank (The)	55,779	3,588,356
U.S. Bancorp	37,916	1,729,349
Wells Fargo & Co.	76,667	3,351,115
Westpac Banking Corp.	136,470	2,003,041
		$ 40,196,663
Security	Shares	Value
Beverages — 2.2%
Asahi Group Holdings, Ltd.	35,500	$ 1,190,253
Britvic PLC	136,160	1,237,447
Coca-Cola Co. (The)	89,868	5,545,754
Diageo PLC	54,565	2,370,652
Kirin Holdings Co., Ltd.	109,600	1,804,210
PepsiCo, Inc.	26,321	4,534,319
		$ 16,682,635
Biotechnology — 1.9%
AbbVie, Inc.	37,182	$ 4,999,492
Abcam PLC(1)	108,833	1,605,917
Amgen, Inc.	13,030	3,131,109
CSL, Ltd.	9,293	1,858,763
Gilead Sciences, Inc.	14,614	927,551
Vertex Pharmaceuticals, Inc.(1)	6,247	1,760,155
		$ 14,282,987
Building Products — 0.4%
Daikin Industries, Ltd.	8,000	$ 1,396,537
Kingspan Group PLC	25,698	1,454,989
		$ 2,851,526
Capital Markets — 1.3%
BlackRock, Inc.	3,429	$ 2,285,051
Blackstone, Inc.	13,568	1,274,578
Hong Kong Exchanges & Clearing, Ltd.	44,100	1,776,988
Partners Group Holding AG	1,400	1,351,355
S&P Global, Inc.	7,943	2,797,366
		$ 9,485,338
Chemicals — 4.3%
Air Liquide S.A.	27,484	$ 3,444,099
Air Products and Chemicals, Inc.	8,502	2,146,330
Air Water, Inc.	100,100	1,252,256
Akzo Nobel NV(2)	14,153	891,658
Arkema S.A.	14,645	1,236,355
Asahi Kasei Corp.	170,600	1,246,708
BASF SE	22,436	949,017
Ecolab, Inc.	11,393	1,866,515
EMS-Chemie Holding AG	3,263	2,291,399
Givaudan S.A.	1,172	3,739,354
Linde PLC	14,715	4,162,285
Nippon Shokubai Co., Ltd.	26,400	1,046,857
Novozymes A/S, Class B	25,857	1,484,026
PPG Industries, Inc.	12,793	1,624,455

8
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Chemicals (continued)
Sika AG	14,489	$ 3,259,948
Symrise AG	15,299	1,600,798
		$ 32,242,060
Commercial Services & Supplies — 0.2%
Waste Management, Inc.	8,853	$ 1,496,423
		$ 1,496,423
Communications Equipment — 0.3%
Cisco Systems, Inc.	51,887	$ 2,320,387
		$ 2,320,387
Construction & Engineering — 0.3%
Eiffage S.A.	21,746	$ 1,912,668
		$ 1,912,668
Consumer Finance — 0.3%
American Express Co.	12,901	$ 1,960,952
		$ 1,960,952
Containers & Packaging — 0.4%
AptarGroup, Inc.	9,421	$ 968,573
Sonoco Products Co.	29,777	1,876,547
		$ 2,845,120
Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc., Class B(1)	11,101	$ 3,117,161
		$ 3,117,161
Electric Utilities — 2.2%
American Electric Power Co., Inc.	19,784	$ 1,982,357
Duke Energy Corp.	18,338	1,960,516
Enel SpA	193,905	911,173
Exelon Corp.	38,065	1,671,434
Fortis, Inc.	54,179	2,390,171
Iberdrola S.A.	154,587	1,609,513
NextEra Energy, Inc.	46,079	3,919,480
Southern Co. (The)	29,272	2,255,993
		$ 16,700,637
Electrical Equipment — 0.4%
AMETEK, Inc.	13,315	$ 1,599,930
Eaton Corp. PLC	13,323	1,820,455
		$ 3,420,385
Security	Shares	Value
Electronic Equipment, Instruments & Components — 0.3%
Canon Marketing Japan, Inc.	19,800	$ 448,999
Keyence Corp.	2,400	901,137
Kyocera Corp.	17,600	978,274
		$ 2,328,410
Energy Equipment & Services — 0.5%
Halliburton Co.	86,838	$ 2,616,429
Technip Energies NV ADR(2)	85,677	1,065,822
		$ 3,682,251
Equity Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp.	5,248	$ 1,333,254
Crown Castle, Inc.	8,195	1,399,952
Equinix, Inc.	1,786	1,174,063
Primary Health Properties PLC(2)	879,192	1,393,307
ProLogis, Inc.	10,172	1,266,516
Segro PLC	112,470	1,227,382
SmartCentres Real Estate Investment Trust	71,119	1,514,599
		$ 9,309,073
Food & Staples Retailing — 3.6%
Aeon Co., Ltd.(2)	72,800	$ 1,420,018
Alimentation Couche-Tard, Inc.	35,989	1,546,594
Coles Group, Ltd.	129,085	1,545,040
Costco Wholesale Corp.	4,201	2,193,342
Empire Co., Ltd.	50,502	1,438,520
George Weston, Ltd.	13,716	1,568,095
Loblaw Cos., Ltd.	42,809	3,783,333
Metro, Inc.(2)	29,436	1,548,284
North West Co., Inc.	56,888	1,474,882
Seven & i Holdings Co., Ltd.(2)	41,300	1,640,663
Sysco Corp.	19,550	1,607,401
Walgreens Boots Alliance, Inc.	38,220	1,339,993
Walmart, Inc.	22,939	3,040,564
Woolworths Group, Ltd.	65,870	1,623,875
Yaoko Co., Ltd.	32,800	1,521,935
		$ 27,292,539
Food Products — 3.3%
AAK AB	74,534	$ 1,141,694
Archer-Daniels-Midland Co.	18,533	1,628,865
Associated British Foods PLC	51,739	913,762
Cranswick PLC	32,176	1,151,303
Ezaki Glico Co., Ltd.	55,800	1,451,895
House Foods Group, Inc.	70,500	1,495,732
Kagome Co., Ltd.	68,600	1,513,045

9
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Food Products (continued)
Kerry Group PLC, Class A	12,198	$ 1,257,879
Kewpie Corp.	83,900	1,378,403
MEIJI Holdings Co., Ltd.	19,800	943,250
Mondelez International, Inc., Class A	22,836	1,412,635
Nestle S.A.	48,581	5,685,091
Nisshin Seifun Group, Inc.	122,700	1,380,856
Saputo, Inc.	88,320	2,242,717
Tate & Lyle PLC	169,517	1,501,112
		$ 25,098,239
Gas Utilities — 0.5%
Atmos Energy Corp.	31,563	$ 3,578,613
		$ 3,578,613
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	16,464	$ 1,690,029
Ansell, Ltd.	92,971	1,680,911
Becton, Dickinson and Co.	10,916	2,755,417
Boston Scientific Corp.(1)	42,187	1,700,558
Cochlear, Ltd.	10,509	1,529,868
Edwards Lifesciences Corp.(1)	23,112	2,082,391
Intuitive Surgical, Inc.(1)	11,046	2,272,604
Medtronic PLC	54,366	4,779,859
Smith & Nephew PLC	104,856	1,233,394
Stryker Corp.	5,401	1,108,285
		$ 20,833,316
Health Care Providers & Services — 3.0%
Cardinal Health, Inc.	45,032	$ 3,184,663
Cigna Corp.	6,730	1,907,619
CVS Health Corp.	16,086	1,578,841
Elevance Health, Inc.	7,993	3,877,484
HCA Healthcare, Inc.	5,713	1,130,431
Humana, Inc.	6,036	2,908,024
Quest Diagnostics, Inc.	8,630	1,081,425
Sonic Healthcare, Ltd.	66,505	1,537,927
UnitedHealth Group, Inc.	11,072	5,750,022
		$ 22,956,436
Hotels, Restaurants & Leisure — 0.5%
Booking Holdings, Inc.(1)	645	$ 1,209,897
McDonald's Corp.	11,541	2,911,564
		$ 4,121,461
Security	Shares	Value
Household Durables — 0.1%
Sony Group Corp.	12,400	$ 985,841
		$ 985,841
Household Products — 1.5%
Clorox Co. (The)	12,240	$ 1,766,722
Colgate-Palmolive Co.	17,988	1,406,842
Kimberly-Clark Corp.	9,787	1,248,038
Procter & Gamble Co. (The)	38,028	5,245,582
Reckitt Benckiser Group PLC	18,809	1,451,332
		$ 11,118,516
Industrial Conglomerates — 0.9%
3M Co.	10,984	$ 1,365,860
General Electric Co.	16,480	1,210,291
Honeywell International, Inc.	9,820	1,859,417
Siemens AG	14,387	1,457,319
Smiths Group PLC	73,039	1,261,810
		$ 7,154,697
Insurance — 5.3%
Aflac, Inc.	37,303	$ 2,216,544
AIA Group, Ltd.	262,400	2,524,612
Allianz SE	15,355	2,595,554
American International Group, Inc.	24,311	1,258,094
Aon PLC, Class A	7,862	2,195,542
AXA S.A.	103,320	2,433,353
Brown & Brown, Inc.	27,651	1,743,119
Chubb, Ltd.	13,289	2,512,286
Cincinnati Financial Corp.	15,800	1,531,968
Dai-ichi Life Holdings, Inc.	79,700	1,377,057
Marsh & McLennan Cos., Inc.	18,563	2,995,511
MS&AD Insurance Group Holdings, Inc.	41,500	1,238,191
Muenchener Rueckversicherungs-Gesellschaft AG	9,951	2,377,501
Progressive Corp. (The)	20,549	2,520,335
Sampo Oyj, Class A	30,319	1,371,641
Swiss Life Holding AG	6,880	3,596,017
Travelers Cos., Inc. (The)	13,951	2,255,040
Zurich Insurance Group AG	6,932	3,077,110
		$ 39,819,475
Interactive Media & Services — 2.9%
Alphabet, Inc., Class A(1)	85,860	$ 9,291,769
Alphabet, Inc., Class C(1)	70,900	7,738,735
Meta Platforms, Inc., Class A(1)	28,989	4,723,178
		$ 21,753,682

10
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Internet & Direct Marketing Retail — 2.0%
Amazon.com, Inc.(1)	120,737	$ 15,305,829
		$ 15,305,829
IT Services — 1.4%
Automatic Data Processing, Inc.	8,064	$ 1,970,922
International Business Machines Corp.	14,804	1,901,574
Mastercard, Inc., Class A	2,700	875,799
Otsuka Corp.	23,700	766,077
Shopify, Inc., Class A(1)	26,610	842,459
Visa, Inc., Class A	21,878	4,347,378
		$ 10,704,209
Life Sciences Tools & Services — 1.0%
Danaher Corp.	7,443	$ 2,008,940
Illumina, Inc.(1)	5,736	1,156,607
Lonza Group AG	2,845	1,517,295
Thermo Fisher Scientific, Inc.	4,656	2,539,010
		$ 7,221,852
Machinery — 1.0%
Caterpillar, Inc.	7,223	$ 1,334,161
Deere & Co.	4,200	1,534,050
Illinois Tool Works, Inc.	6,404	1,247,691
PACCAR, Inc.	20,379	1,783,366
Stadler Rail AG	49,361	1,506,469
		$ 7,405,737
Marine — 0.2%
Kirby Corp.(1)	23,917	$ 1,603,874
		$ 1,603,874
Multi-Utilities — 2.2%
Ameren Corp.	25,528	$ 2,364,403
Consolidated Edison, Inc.	45,940	4,490,176
Dominion Energy, Inc.	25,846	2,114,203
DTE Energy Co.	18,072	2,355,504
National Grid PLC	141,590	1,763,058
Public Service Enterprise Group, Inc.	28,648	1,843,785
Sempra Energy	11,203	1,848,159
		$ 16,779,288
Oil, Gas & Consumable Fuels — 4.5%
Chevron Corp.	38,314	$ 6,055,911
ConocoPhillips	30,001	3,283,609
Exxon Mobil Corp.	82,742	7,909,308
Hess Corp.	19,465	2,350,983
Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
ONEOK, Inc.	32,144	$ 1,968,177
Pioneer Natural Resources Co.	13,146	3,328,830
Repsol S.A.	96,746	1,256,545
Shell PLC	120,614	3,192,416
Suncor Energy, Inc.(2)	84,017	2,718,150
Valero Energy Corp.	19,530	2,287,353
		$ 34,351,282
Paper and Forest Products — 0.2%
Mondi PLC	76,463	$ 1,297,991
		$ 1,297,991
Personal Products — 1.6%
Beiersdorf AG	27,236	$ 2,749,202
Edgewell Personal Care Co.	44,873	1,748,252
Estee Lauder Cos., Inc. (The), Class A	4,484	1,140,640
Kao Corp.	33,700	1,459,219
L'Oreal S.A.	5,509	1,892,034
Unilever PLC	68,182	3,092,894
		$ 12,082,241
Pharmaceuticals — 6.2%
Astellas Pharma, Inc.	86,300	$ 1,223,542
AstraZeneca PLC	28,780	3,559,865
Bayer AG	28,385	1,501,225
Bristol-Myers Squibb Co.	36,600	2,467,206
Dechra Pharmaceuticals PLC	37,534	1,517,985
Eli Lilly & Co.	13,203	3,977,140
GSK PLC	94,086	1,503,966
Hikma Pharmaceuticals PLC	80,054	1,220,077
Johnson & Johnson	37,790	6,097,039
Merck & Co., Inc.	25,096	2,142,195
Novartis AG	50,887	4,116,149
Novo Nordisk A/S, Class B	38,198	4,083,893
Pfizer, Inc.	92,426	4,180,428
Roche Holding AG PC	11,052	3,561,411
Sanofi	33,055	2,702,240
Takeda Pharmaceutical Co., Ltd.	73,500	2,031,544
Zoetis, Inc.	7,062	1,105,415
		$ 46,991,320
Professional Services — 0.3%
Teleperformance SE	7,220	$ 2,056,307
		$ 2,056,307

11
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Real Estate Management & Development — 0.4%
Mitsubishi Estate Co., Ltd.	112,800	$ 1,519,062
Sun Hung Kai Properties, Ltd.	157,500	1,850,345
		$ 3,369,407
Road & Rail — 2.2%
CSX Corp.	112,681	$ 3,566,354
Norfolk Southern Corp.	17,028	4,140,017
Old Dominion Freight Line, Inc.	9,839	2,670,403
Seino Holdings Co., Ltd.	87,400	694,030
Union Pacific Corp.	23,478	5,271,046
		$ 16,341,850
Semiconductors & Semiconductor Equipment — 1.0%
ASML Holding NV	3,858	$ 1,883,149
Intel Corp.	34,478	1,100,538
NVIDIA Corp.	32,136	4,850,608
		$ 7,834,295
Software — 3.8%
Adobe, Inc.(1)	3,233	$ 1,207,332
Microsoft Corp.	95,286	24,914,430
Oracle Corp.	33,833	2,508,717
		$ 28,630,479
Specialty Retail — 0.5%
Home Depot, Inc. (The)	13,392	$ 3,862,521
		$ 3,862,521
Technology Hardware, Storage & Peripherals — 4.5%
Apple, Inc.	217,410	$ 34,181,200
		$ 34,181,200
Textiles, Apparel & Luxury Goods — 0.2%
NIKE, Inc., Class B	14,363	$ 1,528,941
		$ 1,528,941
Tobacco — 1.2%
Altria Group, Inc.	23,508	$ 1,060,681
British American Tobacco PLC	72,503	2,903,944
Imperial Brands PLC	71,971	1,582,775
Japan Tobacco, Inc.	87,200	1,477,466
Philip Morris International, Inc.	18,363	1,753,483
		$ 8,778,349
Security	Shares	Value
Trading Companies & Distributors — 1.0%
Brenntag SE	49,143	$ 3,222,182
ITOCHU Corp.	47,400	1,304,482
Mitsubishi Corp.	41,800	1,368,558
Mitsui & Co., Ltd.	85,500	2,006,610
		$ 7,901,832
Water Utilities — 0.2%
Severn Trent PLC	45,906	$ 1,482,836
		$ 1,482,836
Total Common Stocks (identified cost $509,292,544)		$655,591,763

Exchange-Traded Funds — 9.8%
Security	Shares	Value
Equity Funds — 9.8%
iShares MSCI China ETF(2)	879,501	$ 43,702,405
iShares MSCI South Korea ETF(2)	220,000	12,740,200
iShares MSCI Taiwan ETF(2)	360,000	18,082,800
Total Exchange-Traded Funds (identified cost $91,398,853)		$ 74,525,405

Short-Term Investments — 3.8%
Affiliated Fund — 2.4%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.11%(3)	18,069,756	$ 18,069,756
Total Affiliated Fund (identified cost $18,069,756)		$ 18,069,756

12
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Portfolio of Investments — continued

Securities Lending Collateral — 1.4%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 2.34%(4)	10,636,450	$ 10,636,450
Total Securities Lending Collateral (identified cost $10,636,450)		$ 10,636,450
Total Short-Term Investments (identified cost $28,706,206)		$ 28,706,206
Total Investments — 100.2% (identified cost $629,397,603)		$758,823,374
Other Assets, Less Liabilities — (0.2)%		$ (1,299,515)
Net Assets — 100.0%		$757,523,859
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at August 31, 2022. The aggregate market value of securities on loan at August 31, 2022 was $15,596,189.
(3)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of August 31, 2022.
(4)	Represents investment of cash collateral received in connection with securities lending.
Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	60.9%	$461,598,748
Japan	6.0	45,130,497
United Kingdom	5.2	39,722,724
Canada	4.1	31,158,566
Switzerland	3.2	24,455,096
France	2.7	20,242,029
Australia	2.3	17,548,999
Germany	2.2	16,452,798
Hong Kong	0.9	6,151,945
Netherlands	0.8	5,967,223
Denmark	0.7	5,567,919
Spain	0.4	2,866,058
Ireland	0.4	2,712,868
Finland	0.2	1,371,641
Austria	0.2	1,297,991
Sweden	0.1	1,141,694
Italy	0.1	911,173
Exchange-Traded Funds	9.8	74,525,405
Total Investments	100.2%	$758,823,374
Abbreviations:
ADR	– American Depositary Receipt
PC	– Participation Certificate

13
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Statement of Assets and Liabilities

August 31, 2022
Assets
Unaffiliated investments, at value (identified cost $611,327,847) — including $15,596,189 of securities on loan	$ 740,753,618
Affiliated investment, at value (identified cost $18,069,756)	18,069,756
Dividends receivable	1,388,541
Dividends receivable from affiliated investment	9,240
Receivable for investments sold	8,154,366
Receivable for Fund shares sold	593,407
Securities lending income receivable	8,613
Tax reclaims receivable	608,289
Total assets	$769,585,830
Liabilities
Collateral for securities loaned	$ 10,636,450
Payable for Fund shares redeemed	557,933
Due to custodian — foreign currency, at value (identified cost $5,051)	5,047
Payable to affiliates:
Investment adviser and administration fee	559,096
Distribution and service fees	66,790
Accrued expenses	236,655
Total liabilities	$ 12,061,971
Net Assets	$757,523,859
Sources of Net Assets
Paid-in capital	$ 606,498,290
Distributable earnings	151,025,569
Net Assets	$757,523,859
Class A Shares
Net Assets	$ 167,077,219
Shares Outstanding	10,219,702
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.35
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 17.26
Class C Shares
Net Assets	$ 32,994,952
Shares Outstanding	2,064,360
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 15.98
Class I Shares
Net Assets	$ 557,451,688
Shares Outstanding	34,016,202
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.39
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
14
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Statement of Operations

Year Ended
August 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $868,119)	$ 17,644,788
Dividend income from affiliated investments	94,859
Securities lending income, net	304,804
Total investment income	$ 18,044,451
Expenses
Investment adviser and administration fee	$ 7,059,460
Distribution and service fees:
Class A	467,328
Class C	439,742
Trustees’ fees and expenses	51,068
Custodian fee	244,817
Transfer and dividend disbursing agent fees	373,952
Legal and accounting services	67,842
Printing and postage	33,493
Registration fees	56,235
Miscellaneous	62,677
Total expenses	$ 8,856,614
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 5,994
Total expense reductions	$ 5,994
Net expenses	$ 8,850,620
Net investment income	$ 9,193,831
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 45,648,206
Investment transactions - affiliated investments	954,614
Foreign currency transactions	(245,165)
Capital gain distributions received	132,151
Net realized gain	$ 46,489,806
Change in unrealized appreciation (depreciation):
Investments	$ (170,733,480)
Investments - affiliated investment	(1,447,599)
Foreign currency	(83,623)
Net change in unrealized appreciation (depreciation)	$(172,264,702)
Net realized and unrealized loss	$(125,774,896)
Net decrease in net assets from operations	$(116,581,065)
15
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Statements of Changes in Net Assets

	Year Ended August 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 9,193,831	$ 6,351,678
Net realized gain	46,489,806	76,481,542
Net change in unrealized appreciation (depreciation)	(172,264,702)	91,258,324
Net increase (decrease) in net assets from operations	$(116,581,065)	$174,091,544
Distributions to shareholders:
Class A	$ (23,016,927)	$ (4,144,424)
Class C	(5,604,507)	(1,207,416)
Class I	(78,326,922)	(15,176,052)
Total distributions to shareholders	$(106,948,356)	$ (20,527,892)
Transactions in shares of beneficial interest:
Class A	$ 17,840,818	$ 9,711,986
Class C	(10,190,507)	(22,867,856)
Class I	51,741,285	8,340,162
Net increase (decrease) in net assets from Fund share transactions	$ 59,391,596	$ (4,815,708)
Net increase (decrease) in net assets	$(164,137,825)	$148,747,944
Net Assets
At beginning of year	$ 921,661,684	$ 772,913,740
At end of year	$ 757,523,859	$921,661,684
16
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Financial Highlights

	Class A
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 21.350	$ 17.830	$ 16.500	$ 17.590	$ 16.720
Income (Loss) From Operations
Net investment income(1)	$ 0.175	$ 0.123	$ 0.093	$ 0.100	$ 0.082
Net realized and unrealized gain (loss)	(2.696)	3.853	2.675	(0.386)	1.731
Total income (loss) from operations	$ (2.521)	$ 3.976	$ 2.768	$ (0.286)	$ 1.813
Less Distributions
From net investment income	$ (0.367)	$ (0.084)	$ (0.155)	$ (0.003)	$ (0.045)
From net realized gain	(2.112)	(0.372)	(1.283)	(0.801)	(0.898)
Total distributions	$ (2.479)	$ (0.456)	$ (1.438)	$ (0.804)	$ (0.943)
Net asset value — End of year	$ 16.350	$ 21.350	$ 17.830	$ 16.500	$ 17.590
Total Return(2)	(13.48)% (3)	22.71%	17.89%	(1.29)%	11.01%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$167,077	$198,721	$156,477	$117,095	$138,250
Ratios (as a percentage of average daily net assets):
Expenses	1.18% (3)	1.21%	1.26%	1.26%	1.23%
Net investment income	0.94%	0.63%	0.57%	0.62%	0.47%
Portfolio Turnover	33%	31%	29%	69%	43%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser reduced a portion of its adviser and administration fee (equal to less than 0.005% of average daily net assets for the year ended August 31, 2022).
17
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Financial Highlights — continued

	Class C
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 20.900	$ 17.500	$ 16.210	$ 17.350	$ 16.500
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.032	$ (0.029)	$ (0.025)	$ (0.020)	$ (0.047)
Net realized and unrealized gain (loss)	(2.651)	3.801	2.617	(0.386)	1.703
Total income (loss) from operations	$ (2.619)	$ 3.772	$ 2.592	$ (0.406)	$ 1.656
Less Distributions
From net investment income	$ (0.189)	$ —	$ (0.019)	$ —	$ —
From net realized gain	(2.112)	(0.372)	(1.283)	(0.734)	(0.806)
Total distributions	$ (2.301)	$ (0.372)	$ (1.302)	$ (0.734)	$ (0.806)
Net asset value — End of year	$15.980	$20.900	$17.500	$ 16.210	$ 17.350
Total Return(2)	(14.18)% (3)	21.88%	16.96%	(2.05)%	10.15%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 32,995	$ 54,977	$ 67,549	$124,789	$163,931
Ratios (as a percentage of average daily net assets):
Expenses	1.93% (3)	1.96%	2.01%	2.01%	1.98%
Net investment income (loss)	0.17%	(0.15)%	(0.16)%	(0.13)%	(0.27)%
Portfolio Turnover	33%	31%	29%	69%	43%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser reduced a portion of its adviser and administration fee (equal to less than 0.005% of average daily net assets for the year ended August 31, 2022).
18
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Financial Highlights — continued

	Class I
	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 21.400	$ 17.850	$ 16.530	$ 17.630	$ 16.760
Income (Loss) From Operations
Net investment income(1)	$ 0.221	$ 0.171	$ 0.134	$ 0.141	$ 0.128
Net realized and unrealized gain (loss)	(2.701)	3.870	2.667	(0.393)	1.730
Total income (loss) from operations	$ (2.480)	$ 4.041	$ 2.801	$ (0.252)	$ 1.858
Less Distributions
From net investment income	$ (0.418)	$ (0.119)	$ (0.198)	$ (0.047)	$ (0.090)
From net realized gain	(2.112)	(0.372)	(1.283)	(0.801)	(0.898)
Total distributions	$ (2.530)	$ (0.491)	$ (1.481)	$ (0.848)	$ (0.988)
Net asset value — End of year	$ 16.390	$ 21.400	$ 17.850	$ 16.530	$ 17.630
Total Return(2)	(13.27)% (3)	23.09%	18.11%	(1.06)%	11.27%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$557,452	$667,963	$548,888	$540,946	$722,505
Ratios (as a percentage of average daily net assets):
Expenses	0.93% (3)	0.96%	1.01%	1.01%	0.98%
Net investment income	1.19%	0.87%	0.83%	0.87%	0.74%
Portfolio Turnover	33%	31%	29%	69%	43%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser reduced a portion of its adviser and administration fee (equal to less than 0.005% of average daily net assets for the year ended August 31, 2022).
19
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Richard Bernstein Equity Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities (common stocks and exchange-traded funds) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
20

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Notes to Financial Statements — continued

As of August 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expenses do not include the Fund’s pro rata share of the indirect expenses borne by the Fund from its investments in exchange-traded funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended August 31, 2022 and August 31, 2021 was as follows:
	Year Ended August 31,
	2022	2021
Ordinary income	$38,572,051	$ 4,430,468
Long-term capital gains	$68,376,305	$16,097,424
During the year ended August 31, 2022, distributable earnings was decreased by $4,683,643 and paid-in capital was increased by $4,683,643 due to differences between book and tax accounting for certain corporate actions and the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
21

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Notes to Financial Statements — continued

As of August 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed long-term capital gains	$ 33,562,963
Post October capital losses	(10,101,378)
Late year ordinary losses	(257,871)
Net unrealized appreciation	127,821,855
Distributable earnings	$151,025,569
At August 31, 2022, the Fund had a net capital loss of $10,101,378 attributable to security transactions incurred after October 31, 2021 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund's taxable year ending August 31, 2023.
Additionally, at August 31, 2022, the Fund had a late year ordinary loss of $257,871 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.
The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 630,937,890
Gross unrealized appreciation	$ 180,777,461
Gross unrealized depreciation	(52,891,977)
Net unrealized appreciation	$ 127,885,484
3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.850%
$500 million but less than $1 billion	0.800%
$1 billion but less than $2.5 billion	0.775%
$2.5 billion but less than $5 billion	0.750%
$5 billion and over	0.730%
For the year ended August 31, 2022, the investment adviser and administration fee amounted to $7,059,460 or 0.83% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser and administration fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended August 31, 2022, the investment adviser and administration fee paid was reduced by $5,994 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2022, EVM earned $12,179 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter,
22

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Notes to Financial Statements — continued

received $6,606 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2022. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended August 31, 2022 in the amount of less than $100. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2022 amounted to $467,328 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2022, the Fund paid or accrued to EVD $329,807 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2022 amounted to $109,935 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2022, the Fund was informed that EVD received approximately $3,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $276,863,689 and $335,071,108, respectively, for the year ended August 31, 2022.
23

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:
	Year Ended August 31, 2022		Year Ended August 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	1,303,753	$ 24,410,478	1,259,226	$ 24,453,555
Issued to shareholders electing to receive payments of distributions in Fund shares	624,933	11,936,222	112,554	2,069,861
Redemptions	(1,525,768)	(27,933,544)	(1,469,157)	(28,691,189)
Converted from Class C shares	509,550	9,427,662	626,600	11,879,759
Net increase	912,468	$ 17,840,818	529,223	$ 9,711,986
Class C
Sales	281,699	$ 5,193,613	294,735	$ 5,678,601
Issued to shareholders electing to receive payments of distributions in Fund shares	224,033	4,207,333	52,029	941,717
Redemptions	(552,504)	(10,163,791)	(935,799)	(17,608,415)
Converted to Class A shares	(519,958)	(9,427,662)	(638,877)	(11,879,759)
Net decrease	(566,730)	$ (10,190,507)	(1,227,912)	$ (22,867,856)
Class I
Sales	7,942,760	$ 145,704,230	6,200,703	$ 120,270,519
Issued to shareholders electing to receive payments of distributions in Fund shares	2,040,633	38,996,495	392,683	7,225,360
Redemptions	(7,182,916)	(132,959,440)	(6,121,586)	(119,155,717)
Net increase	2,800,477	$ 51,741,285	471,800	$ 8,340,162
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2022.
24

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Notes to Financial Statements — continued

9  Securities Lending Agreement
The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.
At August 31, 2022, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $15,596,189 and $16,326,022, respectively. Collateral received was comprised of cash of $10,636,450 and U.S. government and/or agencies securities of $5,689,572. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$ 3,403,978	$ —	$ —	$ —	$ 3,403,978
Exchange-Traded Funds	7,232,472	—	—	—	7,232,472
Total	$10,636,450	$ —	$ —	$ —	$10,636,450
The carrying amount of the liability for collateral for securities loaned at August 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at August 31, 2022.
10  Investments in Affiliated Issuers and Funds
At August 31, 2022, the value of the Fund's investment in affiliated issuers and funds was $18,069,756, which represents 2.4% of the Fund's net assets. Transactions in affiliated issuers and funds by the Fund for the year ended August 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Common Stocks
Morgan Stanley	$1,918,275	$ —	$ (1,425,119)	$ 954,443	$ (1,447,599)	$ —	$ 38,575	—
Short-Term Investments
Cash Reserves Fund	7,013,549	88,223,722	(95,237,442)	171	—	—	7,855	—
Liquidity Fund	—	61,492,824	(43,423,068)	—	—	18,069,756	48,429	18,069,756
Total				$954,614	$(1,447,599)	$18,069,756	$94,859
25

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Notes to Financial Statements — continued

11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At August 31, 2022, the hierarchy of inputs used in valuing the Fund's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ 21,753,682	$ —	$ —	$ 21,753,682
Consumer Discretionary	33,981,682	2,711,312	—	36,692,994
Consumer Staples	50,275,538	50,776,981	—	101,052,519
Energy	33,584,572	4,448,961	—	38,033,533
Financials	56,571,010	38,008,579	—	94,579,589
Health Care	74,299,939	37,985,972	—	112,285,911
Industrials	56,437,063	21,152,467	—	77,589,530
Information Technology	81,021,344	4,977,636	—	85,998,980
Materials	12,644,705	23,740,466	—	36,385,171
Real Estate	6,688,384	5,990,096	—	12,678,480
Utilities	32,774,794	5,766,580	—	38,541,374
Total Common Stocks	$460,032,713	$195,559,050*	$ —	$655,591,763
Exchange-Traded Funds	$ 74,525,405	$ —	$ —	$ 74,525,405
Short-Term Investments:
Affiliated Fund	18,069,756	—	—	18,069,756
Securities Lending Collateral	10,636,450	—	—	10,636,450
Total Investments	$563,264,324	$195,559,050	$ —	$758,823,374
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
26

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Notes to Financial Statements — continued

12  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
27

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein Equity Strategy Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein Equity Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 19, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
28

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended August 31, 2022, the Fund designates approximately $16,682,443, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2022 ordinary income dividends, 39.98% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2022, $41,439,240 or, if subsequently determined to be different, the net capital gain of such year.
29

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1  for each of the Eaton Vance Funds for an additional one-year period.  The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees.  Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022.  Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.
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Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Richard Bernstein Equity Strategy Fund (the “Fund”) and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement between the Adviser and Richard Bernstein Advisors LLC (the “Sub-adviser”), with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.
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Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the Fund’s investment strategies. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the principal elements of the investment process and portfolio construction techniques employed by the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group for the three-year period and lower than the median performance of the Fund’s custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. On the basis of the foregoing, the performance of the Fund over other periods, and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other types of accounts. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds. The Board also considered that the management fees paid by the Fund are for services provided in addition to, and are not duplicative of, services provided under the advisory contract(s) of the exchange traded funds in which the Fund may invest.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
32

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
33

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
34

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 137 funds (with the exception of Mr. Bowser who oversees 111 funds and Ms. Wiser who oversees 136 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc.
(investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an assetmanagement firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
35

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
36

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
37

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
38

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
39

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
40

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Richard Bernstein Advisors LLC
1251 Avenue of the Americas
Suite 4102
New York, NY 10020
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4887    8.31.22

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner.

Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4.	Principal Accountant Fees and Services

Eaton Vance Greater China Growth Fund, Eaton Vance Richard Bernstein All Asset Strategy Fund, Eaton Vance Richard Bernstein Equity Strategy Fund and Eaton Vance Worldwide Health Sciences Fund (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 11 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended August 31, 2021 and August 31, 2022 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance Greater China Growth Fund

Fiscal Years Ended	8/31/21	8/31/22
Audit Fees	$47,950	$52,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,635	$1,825
All Other Fees(3)	$0	$0

Total	$60,585	$54,575

Eaton Vance Richard Bernstein All Asset Strategy Fund

Fiscal Years Ended	8/31/21	8/31/22
Audit Fees	$34,950	$38,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,335	$1,825
All Other Fees(3)	$0	$0

Total	$47,285	$40,675

Eaton Vance Richard Bernstein Equity Strategy Fund

Fiscal Years Ended	8/31/21	8/31/22
Audit Fees	$33,650	$37,450
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,266	$2,175
All Other Fees(3)	$0	$0

Total	$45,916	$39,625

Eaton Vance Worldwide Health Sciences Fund

Fiscal Years Ended	8/31/21	8/31/22
Audit Fees	$47,050	$51,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,800	$3,175
All Other Fees(3)	$0	$0

Total	$63,850	$55,025

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have varying fiscal year ends (February 28, August 31, September 30 or November 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	9/30/20	11/30/20	2/28/21	8/31/21	9/30/21	11/30/21	2/28/22	8/31/22
Audit Fees	$111,750	$56,900	$56,100	$163,600	$94,450	$54,400	$54,100	$180,900
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$38,476	$21,701	$18,840	$54,036	$36,401	$23,701	$19,540	$9,000
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0

Total	$150,226	$78,601	$74,940	$217,636	$130,851	$78,101	$73,640	$189,900

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last 2 fiscal years of each Series.

Fiscal Years Ended	9/30/20	11/30/20	2/28/21	8/31/21	9/30/21	11/30/21	2/28/22	8/31/22
Registrant(1)	$38,476	$21,701	$18,840	$54,036	$36,401	$23,701	$19,540	$9,000
Eaton Vance(2)	$51,800	$51,800	$150,300	$150,300	$51,800	$51,800	$51,800	$0

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Morgan Stanley act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	October 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	October 25, 2022

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	October 25, 2022